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                                                                   EXHIBIT 99.10


                    SPIN OFF AND STOCK REDEMPTION AGREEMENT


         Spin-off and Stock redemption agreement (the "AGREEMENT")(1), effective February 29, 1996, by and between Dev-Tech Corporation d/b/a Florida Growth Capital, Inc., a Florida corporation having its principal place of business at 1615 Forum Place, Suite 1B, West Palm Beach, Florida 33401 ("Florida Growth") and DT Partners, Ltd., a Florida limited partnership having its principal place of business at 1555 Palm Beach Lakes Blvd., Suite 914, West Palm Beach Florida 33401 ("DT Partners").


                             BACKGROUND INFORMATION


         DT Partners owns and/or has the right to acquire, 7,475,000 shares of the common capital stock, $.30 par value per share, of Florida Growth (the "DT Partners Shares"). Florida Growth agreed to issue the DT Partners Shares in exchange for a promissory note in the face amount of $3,100,000 (the "DT Partners Note"). Florida Growth wants to redeem the DT Partners Shares and is willing to acquire the DT Partners Shares by, among other things, cancelling the DT Partners Note, but only on the terms and conditions set forth below and only if DT Partners has completed (or completes simultaneously) certain independent transactions more fully set forth herein. Accordingly, the parties agree as follows:


                              OPERATIVE PROVISIONS

                                   ARTICLE 1.


    REDEMPTION OF DT PARTNERS SHARES BY FLORIDA GROWTH; SPIN-OFF OF NEWCO.

         1.1. Redemption of DT Partners Shares. Florida Growth shall purchase and redeem the DT Partners Shares (including Florida Growth's waiver of all of its rights and interests in and to the DT Partners Shares) and DT Partners shall transfer the DT Partners Shares to Florida Growth in exchange for the DT Partners Note and 19,000,000 shares (the "NEWCO SHARES") of the common stock of Newco, Inc. ("NEWCO"). The assets of Newco shall consist of:

         (a) all of the outstanding shares of the common stock owned by Florida Growth in the following entities: F.G.C. Pelican, Inc.; Sunset Villas, Inc. and F.G.C. Realty, Inc.;

         (b) the limited partnership interest owned by Florida Growth in Sunset Villas Partners, Ltd.;





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       (1)  For convenience of reference, defined terms are initially set forth in bold typeface.

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         (c)     the note receivables from Floriland Mall, Inc., Amermall
         Development Corp., Southeast Financial Associates, Inc. and Center Mall, Inc. to Florida Growth in the principal amount of $353,283;

         (d) Florida Growth's interest in the option to purchase from Johnson Enterprises, Ltd., a five acre parcel of land located near Marco Island, Florida and known as the Goodland Harbor Condominiums;

         (e) Florida Growth's interest in the contract between Florida Growth and The Tides Condominium Project;

         (f) the office furniture and equipment owned by Florida Growth and located in the office of FGC Realty, Inc. in Naples, Florida; the office furniture and equipment owned by Florida Growth currently located in the office building owned by Bayview Offices, Inc., ("Bayview"), excluding, however, twelve desks that are being stored in such building(2); and the office furniture and equipment set forth on
         Schedule 1.1(f) attached hereto;

         (g) Florida Growth's nonrecourse promissory note in the original principal amount of $541,984, bearing interest at an annual rate of 15% (the "Florida Growth Note"). Interest on $250,000 of the principal amount of the Florida Growth Note shall be due and payable on a monthly basis beginning April 1, 1996. The balance of the interest shall accrue and the accrued interest and the principal shall be due in one lump sum payment on June 30, 1997. The Florida Growth Note shall be secured by Florida Growth's 50% partnership interest in Bailey's Corner East Associates Joint Venture ("Bailey's Corner") owned by F.G.F. Fort Myers, Inc. ("F.G.F. Fort Myers"). The parties acknowledge that F.G.F. Fort Myers's interest in Bailey's Corner has been pledged to Guenther Roth and the security interest to be received by DT Partners will be subordinate to the prior encumbrance. Absolute assignment of the partnership interest is effective June 30, 1997, if not paid.

The liabilities of Newco shall consist of the following:

         (h) the note payable to Bayview Offices, Inc. in the aggregate amount of $58,638;






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     (2)         Notwithstanding the above, if the office equipment or
furniture located in the Bayview office building is sold by Newco on or before December 31, 1996, Newco shall pay one half of the proceeds derived from such sale to Florida Growth.


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         (j)     the note payable to Jupiter Marine, Inc. in the aggregate
         amount of $217,987;

         (k) the note payable to Sunset Villas, Inc. in the aggregate amount of $201,682;

         (l) the liability, if any, to Sunset Villas Partners, Ltd. in the approximate amount of $100,000;

         (m)     rent payable to Bayview in the amount of $21,200;

         (n) all amounts incurred by Florida Growth or one or more of its subsidiaries for the office furniture or equipment described in
         Section 1.1(f);

         (o)     the payable owed to Jupiter Marine for expenses of $21,048;

         (p)     the payable owed to Gerald H. Gould in the amount of $66,547;

         (q) the commission, if any, owed to Rick Remirez, and, if the "Tides" deal is funded, the legal fees owed to Bush Ross Gardner Warren & Rudy, P.A. ("Bush Ross") that are related to the "Tides" deal in the approximate amount of $15,000(3); and

         (r) the amounts payable to the engineering firm of Wilson, Miller, Barton & Peek ("Wilson Miller"), regarding the Higgs property in the approximate amount of $8,400.


         1.2. Closing Date. The closing of the transactions contemplated by this agreement shall take place at the offices of Florida Growth as soon as practicable after the date this agreement is executed by all parties to this agreement (the "Closing Date"), or at such other time and location as may be agreed to by the parties. At the Closing, Florida Growth shall deliver to DT Partners the DT Partners Note and the Newco Shares and DT Partners shall deliver to Florida Growth a release acknowledging its irrevocable and absolute waiver of its right to receive the DT Partners Shares. Each party shall be responsible for all fees and costs incurred by it or on its behalf in connection with the negotiation of this agreement and the Closing.

         Also, at the Closing, Florida Growth shall deliver to DT Partners the stock certificates representing the shares of Floriland Mall, Inc. ("Floriland Mall") and Bayview, which shares were held by Florida Growth as security for the payment of amounts due under the DT Partners Note. These companies hold the assets and liabilities of the properties known as the Floriland Mall, the subsidiaries consist of AmeriMall, Southeast, and CenterMall.





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     (3)  If  the Tides deal is not "funded", Florida Growth shall be responsible for the legal fees owed to Bush Ross related to the "Tides" deal in the approximate amount of $15,000.

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                                   ARTICLE 2.

                      ADDITIONAL AGREEMENTS AND COVENANTS

         The parties further agree and covenant as follows:

         2.1. Cancellation of Stock Options. William L. Klohn and Gerald H. Gould currently hold options to acquire 750,000 and 500,000 shares, respectively, of the common stock of Florida Growth. At the closing, DT Partners shall deliver to Florida Growth, waivers, executed by William L. Klohn and Gerald H. Gould, wherein such individuals will each acknowledge that the options that they were issued have not been exercised, transferred or encumbered, and, further, that each of them agree to the cancellation of their respective stock options, effective as of the Closing Date.

         2.2. Cancellation of Employment and Consulting Agreement. Florida Growth entered into: (a) an employment agreement with William L. Klohn, effective April 15, 1995; (b) a consulting agreement with Gerald H. Gould, effective June 1, 1995; and (c) a consulting agreement with Reel, Inc. effective June 1, 1995. At the closing, DT Partners shall deliver to Florida Growth an acknowledgment by each such person that their respective employment or consulting agreement is cancelled effective as of the Closing Date and that each such person will release Florida Growth for any amounts payable thereunder for past or future services.

         2.3. Cancellation of Payable to F.G.C. Realty, Inc.: DT Partners shall procure, for the benefit of Florida Growth, a release, effective on the Closing Date, releasing Florida Growth for amounts payable to F.G.C. Realty arising out of the intercompany receivable that existed between Florida Growth and F.G.C. Realty. Additionally, Florida Growth will, on the Closing Date, release any claims it has against F.G.C. Realty for commissions that may be owed to Florida Growth by F.G.C. Realty.

         2.4. Releases From Third Parties. DT Partners shall, as a condition to closing, deliver a general release, in the form attached hereto as
Schedule 2.4, from each of the following persons, releasing Florida Growth for all amounts that it owes, or may owe for events occurring prior to the Closing Date to: (a) Gerald H. Gould; (b) Bayview; (c) Jupiter Marine; (d) Sunset Villas, Inc.; (e) Sunset Villas Partners, Ltd.; (f) Norman Taplin, Trustee; (g) Beverly Spark; (h) Reed Parker; (i) William L. Klohn; (j) Denise Larson; (k) Isle of Capri; (l) Lee Heaton; and (m) any other person that is an Affiliate(4) of DT Partners. Additionally, DT Partners shall use





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     (4)   The  term "affiliate" shall mean a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. The term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

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its best efforts to obtain a release of F.G.F. Fort Myers' interest in Bailey's
Corner from the pledge of that interest to Guenther Roth.

         2.5. Indemnification. Newco and DT Partners shall enter into the indemnification agreement set forth as Schedule 2.5 attached hereto (the "Indemnification Agreement") which shall provide, among other matters, that Newco and DT Partners shall indemnify Florida Growth: (a) for any damages sustained by Florida Growth arising out of the pledge by F.G.F. Fort Myers of its interest in Bailey's Corner to Guenther Roth or any other person(5); (b) for any amounts paid by Florida Growth to Wilson, Miller arising out of the obligation to Wilson, Miller for work done in connection with the Higgs property in the approximate amount of $8,400; and (c) for any amounts paid to satisfy an obligation related to debts incurred in connection with, or lease payments associated with, the office furniture described in Section 1.1(f) above.

         2.6.    Obligation to Vote Shares of F.G.F. Fort Myers, Inc.    Until
June 30, 1997, Florida Growth will vote its shares of F.G.F. Fort Myers in such a manner as to cause George Heaton to be the sole director and officer of F.G.F. Ft. Myers, Inc. ("F.G.F. Ft. Myers"). F.G.F. Ft. Myers is a partner in the joint venture known as Bailey's Corner Notwithstanding the foregoing, F.G.F. Ft. Myers can not, without the prior written consent of Florida Growth, which consent shall not be unreasonably withheld, enter into an agreement with an Affiliate. Additionally, George Heaton agrees to cause F.G.F. Fort Myers to act in a commercially reasonable manner during the time that he is the sole officer and director of F.G.F. Fort Myers. In that regard, George Heaton shall cause F.G.F. Ft. Myers and/or Bailey's Corner to provide written notice to Florida Growth of any anticipated sale or encumbrance of the property owned by Bailey's Corner and to allow Florida Growth, in the case of a sale, to acquire the property on the same terms and conditions set forth in the offer that Bailey's Corner receives from a third party, or, alternatively, in the case where Bailey's Corner is encumbering the property owned by Bailey's Corner, allow Florida Growth the ability to loan funds to Bailey's Corner on the same terms and conditions offered by a third party. The notice that Mr. Heaton provides to Florida Growth shall be given in such a manner as to afford Florida Growth a reasonable time to acquire the property in the case of a sale, or obtain financing, in the case of a loan.





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     (5)  On or prior to the Closing Date, DT Partners shall deliver the closing documents executed in connection with the loan that was made by Florida Growth and F.G.C. Pelican, Inc. to Signature Properties, Inc. and/or its Affiliates ("Signature"). DT Partners shall represent that the Signature loan documents have not been amended as of the date of their delivery to
Florida  Growth.   Upon review of such documentation, DT Partners agrees to
modify the Signature documentation, if necessary, to ensure that Florida Growth will obtain all of the rights of Guenther Roth and/or F.G.C. Pelican, Inc. vis a vis Signature in the event that Florida Growth's interest in Bailey's Corner is foreclosed upon by Guenther Roth.

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         2.7.    Mutual Release and Indemnification.     Florida Growth, DT
Partners, George W. Heaton and William L. Klohn(6) shall each execute a mutual general release, effective as of the Closing Date, wherein Florida Growth and its Affiliates are released from any obligation that they may have to DT Partners and Messrs. Heaton and Klohn, other than as expressly set forth herein, and, conversely, DT Partners and Messrs. Heaton and Klohn and their Affiliates are released from any obligation that either of them may have to Florida Growth, other than as expressly set forth herein. Mr. Klohn further represents that he has not, orally or in writing, obligated Florida Growth for the liability that Nature Pointe, Inc. owes to Wilson, Miller in the approximate amount of $86,000.

         2.8.    Resignation.     DT Partners shall obtain and deliver to
Florida Growth the resignations of each of Lee Heaton, Gerald H. Gould and William L. Klohn, which resignations shall be effective as of the Closing Date.

         2.9.    Cancellation - La Peninsula.     DT Partners shall, on or
before the Closing Date, deliver to Florida Growth an agreement whereby Isle of Capri Associates, Inc. ("ISLE OF CAPRI") acknowledges the cancellation of the Sales and Marketing Contract, dated January 1, 1995, by and between Florida Growth and Isle of Capri, which shall acknowledge that Florida Growth has no further liability to Isle of Capri and that Isle of Capri has no further obligation to Florida Growth or its Affiliates.

         2.10.   Dividend.     Effective as of the Closing Date, Florida Growth
shall deliver 1,000,000 shares of the common stock of Newco, to Bush Ross, in its capacity as escrow agent, (the "Escrow Agent"), to be held by the Escrow Agent in accordance with the terms and conditions set forth below. Immediately after the Closing, Newco shall contact the Securities and Exchange Commission ("SEC") and inquire whether the shares of Newco can be distributed to the shareholders of Florida Growth, by the declaration of a dividend, payable to all holders of Florida Growth's common capital stock, without the necessity of Florida Growth filing a registration statement under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Registration Statement"). If the SEC takes the position that a Registration Statement must be filed by Florida Growth in order to declare such a dividend, then the parties agree that the dividend contemplated by this Section 2.10 shall not be declared and, in such case, Florida Growth and DT Partners hereby irrevocably instruct the Escrow Agent to disburse the 1,000,000 shares of Newco that it will be holding to DT Partners. Alternatively, if the SEC determines that the shares of Newco can be distributed to the shareholders of Florida Growth without the necessity of Florida Growth filing a registration statement, the contemplated dividend will be declared and the Escrow Agent shall deliver the shares of Newco, at the option of Newco, to the shareholders of record of Florida Growth as of the Closing Date. All costs and expenses in spinning-off Newco to the shareholders of





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     (6)   Messrs. Heaton and Klohn shall be parties to this Spin-off and
Stock Redemption Agreement for the purposes of executing the releases set forth in this Section and Mr. Heaton shall also join in this Agreement for purposes of Sections 2.5 and 2.12.

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Florida Growth, including but not limited to, legal, accounting and management time of Florida Growth's officers, shall be borne by DT Partners. It is believed that the SEC will require Newco to file a registration statement, in which case, Newco will likely require the assistance of Florida Growth's management, attorneys and/or accountants. DT Partners agrees to reimburse Florida Growth for services provided by its employees in connection with the spin off at the rate of $80.00 per hour for time incurred by Howard Koslow or Peter Baronoff and $35.00 per hour for time incurred by other administrative employees of Florida Growth. As expenses associated with the spinoff are incurred after the Closing Date, DT Partners shall reimburse Florida Growth for such expenditures on a weekly basis. The failure by DT Partners to timely reimburse Florida Growth shall relieve Florida Growth of its duty to provide any further services to DT Partners and/or Newco under this Section 2.10.

         2.11.   Resignation.     Effective as of the Closing Date, George
Heaton shall resign as a director of Sun Capital.

         2.12. Waiver of Conflict. It is acknowledged by Florida Growth and DT Partners that Bush Ross is providing legal representation only to Florida Growth in connection with the preparation of this Agreement and, it is understood by Florida Growth, that, at the time this Agreement is being prepared, Bush Ross represents DT Partners and its Affiliates in unrelated matters. The parties will, at the Closing, execute the letter attached hereto as Schedule 2.12, acknowledging and waiving the potential conflict of interest that may exist.

         2.13. Agreements as to Conditions: Each party agrees to use its best efforts to satisfy each and every of the conditions set forth in Articles 2, 7 and 8, respectively, of this Agreement.

         2.14. Brokerage Fee: Each of the parties states that it has not engaged or authorized any broker or finder to act in a representative capacity or otherwise in connection with the transactions contemplated by this Agreement, and each agrees to indemnify and hold harmless the other from and against any and all claims, losses, liabilities or expenses which may be asserted against or suffered by either, or by Florida Growth, as a result of any broker, finder or other person claiming any fee or commission by reason of services rendered or alleged to have been rendered for or at the instance of a particular party hereto with respect to the negotiation or execution of this Agreement or to the delivery of the consideration herein specified.

         2.15. Legal Fees Associated with this Agreement: DT Partners shall, on the Closing Date, pay to Florida Growth 50% of the legal fees and expenses incurred by Florida Growth in connection with the preparation and closing of this Agreement, other than expenses associated with the dividend described in
Section 2.10 above, which shall be borne 100% by DT Partners.

         2.16. Corporate Names: DT Partners and/or Newco shall cause each of F.G.C. Pelican, Inc. and F.G.C. Realty, Inc. to change their name as soon as practicable after the Closing Date to a name that does not use the initials "F.G.C." or the name "Florida Growth".





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         2.17.   Bayview Wrap Mortage Note:  Florida Growth shall on the
Closing Date transfer to a party to be designated by DT Partners the mortgage note receivable from Bayview in the approximate face amount of $3,789,000 (the "Bayview Wrap Mortgage Note"), together with the first and second mortgage notes payable underlying the Bayview Wrap Mortgage Note.

                                   ARTICLE 3.

                REPRESENTATIONS AND WARRANTIES OF FLORIDA GROWTH

         Florida Growth represents, warrants and agrees as follows:

         3.1. Organization and Standing of Florida Growth: Florida Growth is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted. Florida Growth has furnished to DT Partners complete and correct copies of its Articles of Incorporation and By-Laws as presently in effect.

         3.2. Capitalization: The authorized capital stock of Florida Growth consists of 2,500,000 shares of common stock, $.30 par value. On the date hereof, 1,111,332 of those shares are issued and outstanding. Florida Growth holds no shares of its capital stock in its treasury (any such shares having been returned to the status of authorized but unissued shares) and, to the best of Florida Growth's knowledge(7), all outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth on Schedule 3.2, there are no outstanding rights, options, warrants, conversion privileges or agreements of any kind for the purchase or acquisition from, or the sale or issuance by, Florida Growth of any shares of its capital stock and no authorization therefor has been given.

         3.3. Corporate Power: Florida Growth has the corporate power to conduct its business and to execute and deliver this Agreement and to perform its obligations under this Agreement.

         3.4. Authorization: When executed and delivered by Florida Growth, this Agreement and any other agreements referenced herein will constitute the valid and binding obligations of Florida Growth, enforceable in accordance with their respective terms.

         3.5. Consent: Other than as set forth below, no consent, approval or authorization of or registration, qualification, designation, declaration or filing with any governmental authority or private person or entity on the part of Florida Growth is required in connection with the





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     (7)   The phrase "to the best of Florida Growth's knowledge" as well as any related phrase, shall mean the actual knowledge of either Peter Baronoff or Howard Koslow, applying the standard set forth in Section 9.3 of this Agreement.

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execution and delivery of this Agreement or the consummation of any other transaction contemplated hereby, except as shall have been duly taken or effected prior to the Closing.

         3.6. Title to Properties: To Florida Growth's knowledge, Florida Growth owns the assets set forth in Section 1.1(a)-(h) free and clear of all liens, claims, encumbrances and restrictions, legal or equitable, of every kind, except as otherwise set forth on Schedule 3.6 attached hereto.

         3.7. Financial Statements: Florida Growth has furnished DT Partners with unaudited financial statements for each of the entities set forth on Schedule 3.7 attached hereto (the "Section 3.7 Entities"), consisting of a balance sheet for each such entity as of February 29, 1996, and related statements of operations for the two months then ended (the "Financial Statements"), copies of which are attached hereto as Schedule 3.7. The Financial Statements reflect all known liabilities, include all known contingent liabilities as of the respective dates thereof, and so far as is known, are correct and fairly present the financial position of such entities as of the date indicated and the results of operations for the period indicated, and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved.

         3.8. No Breach or Default: The execution and delivery of this Agreement, the performance by Florida Growth of its obligations under this Agreement and the exercise by Florida Growth of the rights created by this Agreement do not, to Florida Growth's knowledge: (a) violate Florida Growth's Articles of Incorporation or bylaws; (b) constitute a breach of or a default under any agreement or instrument to which Florida Growth is a party or by which it or its assets are bound or result in the creation of a mortgage, security interest or other encumbrance upon the assets of Florida Growth; (c) violate a judgment, decree or order of any court or administrative tribunal, which judgment, decree or order is binding on Florida Growth or its assets; or
(d) violate any Federal or Florida law, rule or regulation.

         3.9. Undisclosed Liabilities: Except as and to the extent reflected or reserved against in the Financial Statements, or otherwise fully disclosed in a schedule appended hereto, and except for liabilities occurring in the ordinary course of business and in compliance with this Agreement subsequent to February 29, 1996, the Section 3.7 Entities have, to Florida Growth's knowledge, no liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due. Florida Growth does not know or have any reasonable grounds to know of any basis for the assertion against the Section 3.7 Entities since February 29, 1996 of any liability, obligation or claim not fully reflected or reserved against in the Financial Statements or fully disclosed in a schedule appended hereto.

         3.10. Changes: Since February 29, 1996, except as disclosed in a separate schedule appended hereto, to Florida Growth's knowledge:

                 (a) there have been no changes in the assets, liabilities, financial condition, business, operations, affairs or prospects of any of the Section 3.7 Entities from those





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         reflected in the Financial Statements, except those occurring in the ordinary course of business which have not been, either in any case or in the aggregate, materially adverse;

                 (b) neither the business, operations, affairs or prospects of the Section 3.7 Entities, nor any of their respective properties or assets, has been materially adversely affected by any occurrence or development, whether or not insured against;

                 (c) there have been no declarations or payments of any dividends or other distributions in respect of, or any direct or indirect retirement, redemption, purchase or other acquisition of, any shares of capital stock of any of the Section 3.7 Entities; and

                 (d) none of the Section 3.7 Entities has obligated itself in any way with respect to the payment of employee bonuses or increased compensation or the providing of any other compensatory arrangement, whether current or deferred, and whether payable in cash or other consideration; nor obligated itself to make further additions to its business properties or further purchases of additional equipment, except in the ordinary course of business or under existing contractual commitments the terms of which have been disclosed to DT Partners in a schedule appended hereto; nor made any loans or other advances, not in exchange for consideration having an equivalent value, to any of their respective officers, directors or shareholders; nor incurred or cancelled any indebtedness, encumbered any of its properties or assets, or engaged in any material transaction not in the ordinary course of its business.

         3.11. Litigation: Except as disclosed in a separate schedule appended hereto, there is, to Florida Growth's knowledge, no action, proceeding or investigation pending or threatened at the present time, or, to the knowledge of Florida Growth, any potential action, proceeding or investigation which, either in any case or in the aggregate, might result in any material adverse change in the assets, business, operations or prospects of the Section
3.7 Entities, or in any material impairment of the right or ability of the
Section 3.7 Entities to carry on their business substantially as now conducted or as proposed to be conducted, or in any material liability on the part of any of the Section 3.7 Entities, or which questions the validity of this Agreement or of any action taken or to be taken in connection with the transactions contemplated hereby; and to Florida Growth's knowledge, no such action, proceeding or investigation has been pending during the two year period preceding the date of this Agreement.

         3.12. Compliance with Other Instruments: To Florida Growth's knowledge, none of the Section 3.7 Entities is in violation of any term of its articles of incorporation or by-laws, or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to it, and, to Florida Growth's knowledge, the execution, delivery and performance of this Agreement will not result in any such violation or be in conflict with or constitute a default under any such term. To the best of Florida Growth's knowledge, there is no such term which materially adversely affects or will materially adversely affect the business, operations, affairs, prospects or condition of any of the Section 3.7 Entities or their respective properties or assets.





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         3.13.   Material Contracts:  To Florida Growths knowledge, Schedule
3.13 attached hereto correctly sets forth a brief identification of all material contracts or agreements to which any of the Section 3.7 Entities is a party, including (a) all agreements which obligate any of the Section 3.7 Entities to perform, provide or purchase goods or services during a period in excess of six months or which have an individual value of more than Five Thousand Dollars ($15,000.00); (b) all contracts for the future purchase of fixed assets; (c) all contracts for the employment of any officer, individual employee or other person on a full-time or consulting basis; (d) all bonus, pension, profit sharing, retirement, stock purchase, stock option or similar plans, contracts or understandings, in effect with respect to its employees, the employees of others or independent contractors; (e) all agreements or indentures relating to the borrowing of money or to the mortgaging, pledging or otherwise placing a lien on any assets of the Section 3.7 Entities; (f) all guarantees of any obligation for borrowed money or otherwise, other than endorsements made for collection or deposit in the ordinary course of business;
(g) all agreements or commitments concerning the issuance of capital stock or other securities by the Section 3.7 Entities; and (h) all other contracts not made in the ordinary course of business; and each of the Section 3.7 Entities has furnished DT Partners with complete and correct copies of all such contracts.

         3.14. Title to Properties.: To Florida Growth's knowledge, each of the Section 3.7 Entities own outright their respective properties and assets, subject to no liens, mortgages, security interests, pledges, encumbrances or charges of any kind except as disclosed in Schedule 3.14 appended hereto and liens for current taxes and assessments not yet due. All leases pursuant to which the Section 3.7 Entities lease real or personal property are, to Florida Growth's knowledge, in good standing and are valid and effective in accordance with their respective terms and there exists no known default or other occurrence or condition which would result in a default or termination thereof, and a list of all material leases (involving future payments during a term certain of more than Ten Thousand ($10,000)) is set forth in a separate schedule appended hereto. All accounts receivable shown in the Financial Statements are current and collectible, net of any reserve reflected in the Financial Statements, are not contingent upon the performance by the holder of any material obligations or contracts, and are subject to no known material counterclaims or setoffs.

         3.15. Conformity with Governmental Regulations: To the best of Florida Growth's knowledge, all operations of each of the Section 3.7 Entities conform to the requirements of all applicable laws, rules, orders, ordinances, decrees and regulations of all governmental regulatory agencies, whether national, state or local, having jurisdiction thereover, and no material claim alleging nonconformity or noncompliance with respect to such matters has been made or threatened against any of the Section 3.7 Entities, or, within the knowledge of Florida Growth, may in the foreseeable future be made by any such agency.

         3.16. Disclosure: To the best of Florida Growth's knowledge and belief, neither this Agreement, the Financial Statements, nor any other document, certificate or statement furnished to DT Partners in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading; and there is no fact which materially adversely affects, or in the future may (so far as Florida Growth can now reasonably foresee) materially adversely affect the assets, business, operations or prospects of the Section 3.7 Entities which has not been set forth herein or in a schedule or statement furnished to DT Partners.

                                   ARTICLE 4.

          REPRESENTATIONS, WARRANTIES AND COVENANTS OF DT PARTNERS
                          AND SECTION 3.7 ENTITIES

         DT Partners represents and warrants to, and covenants with, Florida Growth as follows:

         4.1. Organization and Standing of DT Partners: DT Partners is a limited partnership, validly existing and in good standing under the laws of the State of Florida and has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted. DT Partners has furnished to Florida Growth complete and correct copies of its Certificate of Limited Partnership and Agreement of Limited Partnership presently in effect.

         4.2. Authorization: When executed and delivered by DT Partners, this Agreement will constitute the valid and binding obligations of DT Partners, enforceable in accordance with its terms. The execution, delivery and performance under this Agreement, have been duly authorized by the general partner of DT Partners and DT Partners will cause there to be delivered to Florida Growth, on or before the date of Closing, a copy of the resolution or written action of that entity properly adopted to evidence such authorization, certified by the secretary thereof, and such resolution or written action will not have been modified or rescinded and will be in full force and effect as of the respective dates of delivery and Closing.

         4.3. Consent: No consent, approval or authorization of or registration, qualification, designation, declaration or filing with any governmental authority or private person or entity on the part of DT Partners is required in connection with the execution and delivery of this Agreement or the consummation of any other transaction contemplated hereby, except as otherwise set forth on Schedule 4.3 attached hereto.

         4.4. Title to Shares: DT Partners has good title to the DT Partners Shares, free and clear of all liens, claims, encumbrances and restrictions, legal or equitable, of every kind, except for certain restrictions on transfer imposed by federal and state securities laws and those liens set forth on Schedule 4.4. DT Partners has full and unrestricted legal right, power and authority to sell, assign and transfer the DT Partners Shares, except as set forth on Schedule 4.4, without obtaining the consent or approval of any other person or governmental authority, and the delivery of such shares to Florida Growth pursuant to this Agreement will transfer valid title thereto, free and clear of all liens, encumbrances, claims and restrictions of every kind, except for certain restrictions on transferability imposed by federal and state securities laws. The execution of this Agreement and the consummation of the transactions contemplated hereby will not constitute a default under any provision of any agreement by which DT Partners is bound.

         4.5. No Breach or Default: The execution and delivery of this Agreement, the performance by DT Partners of its obligations under this Agreement and the exercise by DT Partners of the rights created by this Agreement do not (a) violate DT Partners' Certificate of Partnership or Partnership Agreement; (b) constitute a breach of or a default under any agreement or instrument to which DT Partners is a party or by which it or its assets are bound or result in the creation of a mortgage, security interest or other encumbrance upon the assets of DT Partners; (c) violate a judgment, decree or order of any court or administrative tribunal, which judgment, decree or order is binding on DT Partners or its assets; or (d) violate any Federal or Florida law, rule or regulation.

         4.6. Litigation: Except as disclosed in a separate schedule appended hereto, there is no action, proceeding or investigation pending or threatened at the present time, or, to the knowledge of DT Partners, any potential action, proceeding or investigation which, either in any case or in the aggregate, might result in any material adverse change in the assets, business, operations or prospects of Florida Growth, or in any material impairment of the right or ability of Florida Growth to carry on its business substantially as now conducted or as proposed to be conducted, or in any material liability on the part of Florida Growth, or which questions the validity of this Agreement or of any action taken or to be taken in connection with the transactions contemplated hereby; and no such action, proceeding or investigation has been pending during the two year period preceding the date of this Agreement.


         4.7.    Financial Statements:   DT Partners has reviewed the financial
statements for Florida Growth, consisting of a draft of an unaudited balance sheet for such entity as of February 29, 1996, and related statements of operations for the two months then ended (the "Florida Growth Financial Statements"), copies of which are attached hereto as Schedule 4.7. The Florida Growth Financial Statements reflect all known liabilities, include all contingent liabilities as of the respective dates thereof, are correct and fairly present the financial position of such entity as of the date indicated and the results of operations for the period indicated, and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved.

         4.8.    Undisclosed Liabilities:   Except as and to the extent
reflected or reserved against in the Florida Growth Financial Statements, or otherwise fully disclosed in a schedule appended hereto, and except for liabilities occurring in the ordinary course of business and in compliance with this Agreement subsequent to February 29, 1996, Florida Growth has no liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due. DT Partners and its Affiliates do not know or have any reasonable grounds to know of any basis for the assertion against Florida Growth since February 29, 1996 of any liability, obligation or claim not fully reflected or reserved against in the Florida Growth Financial Statements or fully disclosed in a schedule appended hereto.

         4.9. Disclosure: To the best of DT Partner's knowledge and belief, neither this Agreement, the Florida Growth Financial Statements, nor any other document, certificate or statement furnished to Florida Growth in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading; and there is no fact which materially adversely affects, or in the future may (so far as DT Partners can now reasonably foresee) materially adversely affect the assets, business, operations or prospects of Florida Growth which has not been set forth herein or in a schedule or statement furnished to Florida Growth.


                                   ARTICLE 5.

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES


         All of the representations, warranties, covenants and agreements made by each party in this Agreement or in any Schedule, certificate, document or list delivered by any such party pursuant hereto or in connection with the transactions contemplated herein shall survive the Closing hereunder for a period ending on the third anniversary of the Closing Date, except that those made by any party which were not true when made and which were made by such party fraudulently or with intent to defraud or mislead shall survive without limitation. Each party shall be entitled to rely upon the representations and warranties of the other parties set forth in this Agreement.

                                   ARTICLE 6.

                                INDEMNIFICATION

         6.1. By DT Partners. In addition to the indemnification obligations imposed upon DT Partners and its Affiliates under Section 2.5 of this Agreement, from and after the Closing Date, DT Partners and its Affiliates shall indemnify and hold harmless Florida Growth from and against (i) any and all damages, losses, obligations, deficiencies, liabilities, claims, encumbrances, penalties, costs, and expenses, including reasonable attorneys' fees (together, "Loss"), which Florida Growth may suffer or incur, resulting from, related to, or arising out of any misrepresentation, breach of warranty, or nonfulfillment of any of the covenants or agreements of DT Partners in this Agreement or from any misrepresentation in or omission from any schedule to this Agreement, certificate, financial statement, or from any other document furnished or to be furnished to Florida Growth hereunder, and (ii) any and all actions, suits, investigations, proceedings, demands, assessments, audits, judgments and claims (including employment-related claims) arising out of any of the foregoing; provided, however, that before Florida Growth may assert a claim for indemnity under this Article, Florida Growth must give or cause to be given written notice of such claim to DT Partners as provided in Section 6.4.

         6.2. By Florida Growth. From and after the Closing Date, Florida Growth shall indemnify and hold harmless DT Partners from and against (i) any and all Loss which DT Partners may suffer or incur, resulting from, related to, or arising out of any misrepresentation, breach of warranty, or nonfulfillment of any of the covenants or agreements of Florida Growth in this Agreement or from any misrepresentation in or omission from any certificate or document furnished or to be furnished to DT Partners hereunder; and (ii) any and all actions, suits, investigations, proceedings, demands, assessments, audits, judgments and claims (including employment-related claims) arising out of any of the foregoing; provided, however, that before DT Partners may assert a claim for indemnity under this Section, DT Partners must give or cause to be given written notice of such claim to Florida Growth as provided in Section 6.4.

         6.3. Limitation of Indemnity. Notwithstanding any provisions herein to the contrary:

                 A. Neither party shall be liable to the other party for any misrepresentation, the breach of any warranty or the failure to fulfill any covenant or agreement herein if such other party shall have had "actual knowledge" of the facts upon which such misrepresentation, breach or failure to fulfill is based at or prior to the Closing Date. For purposes of this Section 6.3(a) "actual knowledge" on the part of Florida Growth or DT Partners, respectively, shall mean the actual knowledge of one or more of its executive employees;

                 B. The indemnification for misrepresentations and omissions in certificates or documents to be provided to each of the respective parties under this Agreement shall be conditioned upon the party that makes such misrepresentation or omission, and or its Affiliates, having had actual knowledge of such misrepresentation or omission, which in the case of Florida Growth is the actual knowledge of either Howard Koslow or Peter Baronoff and in the case of DT Partners is George Heaton; and,

                 C. The liability of either party computed otherwise in accordance with this Article 6 shall be limited to the after-tax consequence to the indemnified party (or the affiliated group of which such indemnified party is a member) of any such damage, loss, liability, deficiency cost or expense suffered or incurred by such indemnified party and shall be computed after giving effect to the recovery, if any, by the indemnified party of any applicable insurance proceeds.


         6.4. Notice. Promptly after acquiring knowledge of any Loss or action, suit, investigation, proceeding, demand, assessment, audit, judgment, or claim against which DT Partners have indemnified Florida Growth or against which Florida Growth has indemnified DT Partners, or as to which any party may be liable, DT Partners or Florida Growth, as the case may be, shall give to the other party written notice thereof. Each indemnifying party shall, at its own expense, promptly defend, contest or otherwise protect against any Loss or action, suit, investigation, proceeding, demand, assessment, audit, judgment, or claim against which it has indemnified an indemnified party, and each indemnified party shall receive from the other party all necessary and reasonable cooperation in said defense including, but not limited to, the services of employees of the other party who are familiar with the transactions out of which any such Loss or action, suit, investigation, proceeding, demand, assessment, audit, judgment, or claim may have arisen. The indemnifying party shall have the right to control the defense of any such proceeding unless relieved of its or his liability hereunder with respect to such defense by the indemnified party. The indemnifying party shall have the right, at its or his option, and, unless so relieved, to compromise or defend, at its or his own expense by its or his own counsel, any such matter involving the asserted liability of the indemnified party. In the event that the indemnifying party shall undertake to compromise or defend any such asserted liability, it or he shall promptly notify the indemnified party of its or his intention to do so. In the event that an indemnifying party, after written notice from an indemnified party, fails to take timely action to defend the same, the indemnified party shall have the right to defend the same by counsel of its or his own choosing, but at the cost and expense of the indemnifying party.

         6.5. Money Damages. If the Losses indemnified against pursuant to the provisions of Sections 6.1 - 6.2 hereof can be compensated by the payment of money to the other party, the indemnifying party shall, within 30 days after receipt of a written notice of a claim pursuant to Section 6.4 deliver to the other party either: (i) the amount of such claim by check or by wire transfer to the bank account of that party's choosing, or (ii) a written notice stating that it or he objects to the validity of such claim and setting forth in reasonable detail the grounds on which it or he is contesting the validity of the claim.


                                   ARTICLE 7.

                      CONDITIONS TO CLOSING BY DT PARTNERS

         The obligation of DT Partners to consummate the transactions herein contemplated is subject to the satisfaction at or prior to the Closing of each of the following conditions, and if DT Partners shall not consummate such transactions by reason of the failure of any of such conditions to be met as herein provided, DT Partners shall have no liability to Florida Growth:

         7.1. Corporate Action, Good Standing and Certificates: DT Partners shall have received a copy of the Articles of Incorporation and By-Laws of each of the Section 3.7 Entities, certified as to their accuracy and completeness by the President and Secretary of each of the Section 3.7 Entities, other than entities where DT Partners' Affiliates are either an officer or director.

         7.2. Truthfulness of Representations and Warranties: Each of the representations and warranties of Florida Growth contained in this Agreement shall be true and correct to the best knowledge of Florida Growth, respectively, as of the Closing with the same effect as though such representations and warranties had been made on and as of such date. Each such representation and warranty shall survive the consummation of the transactions contemplated by this Agreement and shall remain in full force and effect thereafter.

         7.3. Performance: Each of the agreements of Florida Growth to be performed or complied with at or before the Closing pursuant to the terms hereof shall have been duly performed or complied with.

         7.4. Consents: All consents to the consummation of the transactions contemplated herein which are required in order to prevent a breach of, or a default under, the terms of any agreement to which Florida Growth is a party or is bound shall have been obtained. Furthermore, any consent required by either federal, state or local law, any regulatory body or stock exchange shall have been obtained.

         7.5.    No Governmental or Regulatory Action or Litigation Threatened:
No action or proceeding shall have been instituted or, to the knowledge of Florida Growth, shall have been threatened before a court or other governmental body or by any public authority to restrain or prohibit the transactions contemplated herein. No governmental agency or body shall have taken any other action or made any request of DT Partners or Florida Growth as a result of which DT Partners deems it inadvisable to proceed with the transaction.


                                   ARTICLE 8.

                    CONDITIONS TO CLOSING BY FLORIDA GROWTH

         The obligation of Florida Growth to consummate the transactions herein contemplated shall be subject to the satisfaction of Florida Growth on or prior to the Closing of each of the following conditions, and if Florida Growth shall not consummate such transactions by reason of the failure of any of such conditions to be met as herein provided, Florida Growth shall have no liability to DT Partners:

         8.1. Entity Action, Good Standing and Certificates: Florida Growth shall have received a copy of the Certificate of Limited Partnership and the Limited Partnership Agreement of DT Partners, certified as to their accuracy and completeness by the appropriate representatives of D.T Partners.

         8.2. Truthfulness of Representations and Warranties: Each of the representations and warranties of DT Partners contained in this Agreement shall be true and correct to the best knowledge of DT Partners, as of the Closing with the same effect as though such representations and warranties had been made on and as of such date. Each such representation and warranty shall survive the consummation of the transactions contemplated by this Agreement and shall remain in full force and effect thereafter.

         8.3. Performance: Each of the agreements of DT Partners to be performed or complied with on or before the Closing pursuant to the terms hereof shall have been duly performed and complied with.

         8.4.    No Governmental or Regulatory Action or Litigation Threatened:
No action or proceeding shall have been instituted or, to the knowledge of DT Partners, shall have been threatened before a court or other governmental body or by any public authority to restrain or prohibit the transactions contemplated herein. No governmental agency or body shall have taken any other action or made any request of Florida Growth as a result of which Florida Growth deems it inadvisable to proceed with the transaction.

         8.5. Consents: All consents to the consummation of the transactions contemplated herein which are required in order to prevent a breach of, or a default under, the terms of any agreement to which DT Partners is a party or is bound shall have been obtained. Furthermore, any consent required by either federal, state or local law, any regulatory body or stock exchange shall have been obtained.


                                   ARTICLE 9.

                            MISCELLANEOUS PROVISIONS

         9.1. Notices: All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram to the applicable address appearing in the preamble to this Agreement, or to such other address as either party may have designated by like notice forwarded to the other party hereto. All notices, except notices of change of address, shall be deemed given when mailed or hand delivered and notices of change of address shall be deemed given when received.

         9.2. Binding Agreements; Non-Assignability: Each of the provisions and agreements herein contained shall be binding upon and inure to the benefit of the personal representatives, heirs, devisees and successors of the respective parties hereto; but none of the rights or obligations attaching to either party hereunder shall be assignable. DT Partners contemplates that it may contribute the shares of Newco into a newly formed corporation that will be owned by George Heaton and William Klohn. Florida Growth approves, in advance, of such assignment, but only if, as a condition precedent to that transfer, the new corporation assumes, jointly and severally, the obligations of DT Partners to Florida Growth under this Agreement.

         9.3. Representations and Warranties: The references contained in this Agreement as to a person's knowledge presumes that such person has made diligent inquiry regarding such issue and has been adequately advised by legal counsel in connection with such representation.

         9.4. Entire Agreement: This Agreement, and the other documents referenced herein, constitute the entire understanding of the parties hereto with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by each party.

         9.5. Severability: Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

         9.6. Headings: The headings of this Agreement are inserted for convenience and identification only, and are in no way intended to describe, interpret, define or limit the scope, extent or intent hereof.

         9.7. Application of Florida Law; Venue: This Agreement, and the application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of Florida. Venue for any legal action which may be brought hereunder shall be deemed to lie in either Hillsborough or Palm Beach County, Florida.

         9.8. Jurisdiction: The parties agree that, irrespective of any wording that might be construed to be in conflict with this paragraph, this agreement is one for performance in Florida. The parties to this agreement agree that they waive any objection, constitutional, statutory or otherwise, to a Florida court's taking jurisdiction of any dispute between them. By entering into this agreement, the parties, and each of them understand that they might be called upon to answer a claim asserted in a Florida court.

         9.9. Counterparts: This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         9.10. Legal Fees and Costs: If a legal action is initiated by any party to this Agreement against another, arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each successful party or his, her or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of and shall be paid or reimbursed by the unsuccessful party(ies).





         In witness whereof, the parties have executed this Agreement as of the day and year first above written.

                                        DEV-TECH CORPORATION
                                        D/B/A FLORIDA GROWTH CAPITAL, INC.
Attest:

                                                            By:  /s/ Peter R. Baronoff
- ------------------------------------------                     --------------------------------------
March 25, 1996            , Secretary                       Peter R. Baronoff, President
- --------------------------



                                                            DT PARTNERS, LTD.


                                                            By:  /s/ Lee Heaton
                                                               --------------------------------------
                                                            DT Development, Inc., its general partner
Attest:

* /s/ Lee Heaton                                            By:  /s/ Lee Heaton
- ------------------------------------------                     --------------------------------------
      ITS           , Secretary                                            Lee Heaton, President
- --------------------------


For purposes of Sections 2.6, 2.7 and 2.12 of this Agreement only:


                                                            /s/ George W. Heaton
                                                            -----------------------------------------
                                                            George W. Heaton


For purposes of Section 2.7 of this Agreement only:


                                                            /s/ William L. Klohn
                                                            -----------------------------------------
                                                            William L. Klohn


For purposes of serving as the Escrow Agent as contemplated by Section 2.10 of this Agreement only:

                                                            Bush Ross Gardner Warren & Rudy, P.A.

                                                            /s/ John Giordano
                                                            -----------------------------------------
                                                            By:  JOHN GIORDANO
                                                               --------------------------------------
                                                            Its: VICE PRESIDENT
                                                                 ------------------------------------


                                OFFICE FURNITURE
                                       AT
                          FLORIDA GROWTH CAPITAL, INC.
                              WEST PALM BEACH, FL.
                                     1.1(f)


A.      Three (3) four-drawer legal size file cabinets.

B.      One (1) two-drawer black file cabinet.

C.      Assumption of lease on one (1) Minolta copier.

D.      One (1) Apple computer and printer.

FLORIDA GROWTH CAPITAL, INC.                                    25-MAR-96
SCHEDULE OF TRANSFERRED ASSETS


PAYABLES TO BE TRANSFERRED TO DT PARTNERS

Bayview Offices, Inc. payable to N. Taplin, Trustee (a)         $  537,500
F.G.C. interco payable to Bayview offices, Inc.                 $   58,638
F.G.C. rent payable to Bayview offices, Inc.                    $   21,200
F.G.C. payable to Jupiter Marine - principal                    $  191,962
F.G.C. payable to Jupiter Marine - interest to 2/29/96          $   26,025
F.G.C. payable Sunset Villas, Inc. - including interest         $  201,682
Nature Pointe payable Sunset Villas Partners, Ltd.              $  100,000
Jupiter Marine payables-expenses, etc.                          $   21,048
Gould notes and interest                                        $   66,547

                                                                $1,224,602

ASSETS TO BE TRANSFERRED TO DT PARTNERS
Net receivable from Amermall                                    $  141,895
Net receivables from Centermall                                 $   63,375
Net receivables from Floriland                                  $   48,013
Ferris payment for Floriland ext. - 11/95                       $  100,000
                                                                ----------
                        Total due from Floriland                $  353,283

Contract deposit on Goodland and other expenses                 $   14,721
Equity in Sunset Villas Limited Partnership                     $   75,000
Eurotower debt encumbered against BCEA                          $  239,614
                                                                ----------
                                                                $  682,618

                                                                $  541,984





(a) includes 7.5% prepayment fee

               General Ledger -- DEV - TECH  CORP       03/25/96
                                - February, 1996



ACCT PPTY #  DESCRIPTION                  TRAN #   REFERENCE   DEBIT       CREDIT      BALANCE     REMARKS
- -----------------------------------------------------------------------------------------------------------------------------------
2540       LOAN PAYABLE - BAYVIEW CREDIT                                                     0.00   --BALANCE FORWARD--
        DT 04/13/95 04/95                 CR-115                           16,000.00    16,000.00
        DT 04/19/95 04/95 BAYVIEW OFFICES CD-118               16,000.00                     0.00   Loan repayment
        DT 05/12/95 05/95 BAYVIEW OFFICES CD-239   16OR         5,000.00                -5,000.00   Loan repayment
        DT 05/04/95 05/95                 CR-242   WIRER                   12,000.00     7,000.00
        DT 05/18/95 05/95                 CR-290                            5,000.00    12,000.00   LOAN FROM BAYVIEW
        DT 05/26/95 05/95                 CR-293                            9,500.00    21,500.00   LOAN FROM BAYVIEW
        DT 06/02/95 06/95                 CR-416                            5,000.00    26,500.00
        DT 03/31/95 03/95                 CR-460   03/31/95                   100.00    26,600.00   LOAN FROM BAYVIEW
        DT 04/30/95 04/95                 GJ-461                              100.00    26,700.00   to reverse
        DT 06/20/95 06/95 BAYVIEW OFFICES CD-518   1052R        5,000.00                21,700.00   Repay loan to bayview
        DT 07/06/95 07/95                 CR-717   chks                     9,000.00    30,700.00   LOAN FROM BAYVIEW FGF
        DT 07/13/95 07/95 BAYVIEW OFFICES CD-766   1124        30,500.00                   200.00   Loan repay/int/loan to BV
        DT 07/31/95 07/95                 GJ-1088                          48,448.63    48,648.63   to post o/s to Bayview for
        DT 08/28/95 08/95                 GJ-1196              36,000.00                12,648.63   TO REDUCE ASSET & LIABILIT
        DT 10/06/95 09/95                 GJ-1574  AJE 2-2        100.00                12,548.63   RECORD AJE PER 10Q-2ND-95
        DT 09/30/95 09/95                 GJ-1722                 100.00                12,448.63   to correct bayview bal
        DT 10/01/95 10/95                 CR-1844  10/01/95                20,000.00    32,448.63   LOAN PAYABLE BAYVIEW
        DT 11/16/95 11/95 BAYVIEW OFFICES CD-2242  1389        10,000.00                22,448.63   Loan Repayment
        DT 11/29/95 11/95                 CR-2280                          10,000.00    32,448.63   LOAN FROM BAYVIEW
        DT 09/30/95 09/95                 GJ-2314  DT-3                     6,360.00    38,808.63   TO CORRECT INTER-BAYVIEW
        DT 12/08/09 12/95                 CR-2600                          10,000.00    48,808.63   LOAN FROM BAYVIEW
        DT 12/15/95 12/95 BAYVIEW OFFICES CD-2645  1458        15,000.00                33,808.63   LOAN REPAY
        DT 12/15/95 12/95 BAYVIEW OFFICES CD-2647  1458                    15,000.00    48,808.63   VOID CHECK tran# 2645
        DT 01/05/96 01/96                 CD-2869                          10,000.00    58,808.63   LOAN FROM BAYVIEW
        DT 01/11/96 01/96                 CR-2870                          15,000.00    73,808.63   LOAN FROM BAYVIEW
        DT 01/12/96 01/96                 CR-2889                           5,000.00    78,808.63   loan from bayview
        DT 01/17/96 01/96                 CR-2897                          15,000.00    93,808.63   LOAN FROM BAYVIEW
        DT 01/22/96 01/96                 CR-2929                          25,000.00   118,808.63   loan from bayview
        DT 01/23/96 01/96                 CR-2932                         115,000.00   233,808.63   loan from bayview
        DT 01/29/96 01/96                 GJ-2938                           5,000.00   238,808.63   1/28/96 TRANSFER OF FUNDS
        DT 02/02/96 02/96                 GJ-3119                          10,000.00   248,808.63   RECORD 2/1/96 LOAN FROM BV
        DT 02/02/96 02/96                 GJ-3120                          40,000.00   288,808.63   RECORD 2/2/96 LOAN FROM BV
        DT 02/12/96 02/96                 GJ-3139                          20,000.00   308,808.63   2/8/96 DEPOSIT-TRANSFER OF
        DT 02/16/96 02/96                 GJ-3185                          25,000.00   333,808.63   2/16/96 TRANSFER OF FUNDS
        DT 02/20/96 02/96                 GJ-3188                           7,000.00   340,808.63   2/16/96 DEPOSIT
        DT 02/20/96 01/96                 GJ-3194                           8,030.00   348,838.63   RECORD PURCHASE OF WRAP
        DT 02/24/96 02/96                 GJ-3219                          50,000.00   398,838.63   DEPOSIT 2/23/96 - LOAN FRO
        DT 02/23/96 02/96                 GJ-3224                           5,500.00   404,338.63   RECORD TRANSFER OF FUNDS
        DT 03/06/96 02/96                 GJ-3296               5,500.00               398,838.63   reverse 2/23/96 deposit-
        DT 03/12/96 01/96                 GJ-3328                          14,026.38   412,865.01   REFLECT AMOUNT PD TO EDWAR
        DT 03/12/96 02/96                 GJ-3329                         100,000.00   512,865.01   RECORD PAYABLE TO BV/REC
        DT 03/12/96 02/96                 GJ-3330                          46,973.62   559,838.63   RECORD PURCHASE OF ASSETS
        DT 03/25/96 02/96                 GJ-3353               1,200.00               558,638.63   RECLASS B.V. DRIVER PAYMENT
                                                                                                    ---ENDING BALANCE---
                                                              ----------  ----------
                TOTAL DEBITS-                                 124,400.00
                TOTAL CREDITS-                                            683,038.63

_______________________
Does not include $37.500 kicker

                            HISTORICAL TENANT LEDGER                   03/22/96

NAME    :  FLORIDA GROWTH FUND/DEVTECH INC        RENT         :  2,000.00
ADDRESS :  1040 Bayview Drive #420                DEPOSIT      :
        :  Ft. Lauderdale, FL  33304              MOVE IN DATE :  03/01/95
CODE    :  FLORID                                 DUE DAY      :  1
UNIT    :     BV -    420                         TELEPHONE    :  563-3779



DATE              DESCRIPTION                           CHARGES         PAYMENTS                BALANCE
                Balance Forward                                                                      0.00

04/01/95        Rent                                    2,000.00                                 2,000.00
04/01/95        Sales Tax                                 135.00                                 2,135.00

05/01/95        Rent                                    2,000.00                                 4,135.00
05/01/95        Sales Tax                                 120.00                                 4,255.00

06/01/95        Rent                                    2,000.00                                 6,255.00
06/01/95        Sales Tax                                 120.00                                 6,375.00

07/01/95        Rent                                    2,000.00                                 8,375.00
07/05/95        Sales Tax                                 120.00                                 8,495.00

08/01/95        Rent                                    2,000.00                                10,495,00
08/01/95        Sales Tax                                 120.00                                10,615.00

09/01/95        Rent                                    2,000.00                                12,615.00
09/01/95        Sales Tax                                 120.00                                12,735.00
09/12/95        OVERCHARGE ON TAX                         -15.00                                12,720.00

10/01/95        Rent                                    2,000.00                                14,720.00
10/01/95        Sales Tax                                 120.00                                14,840.00

11/01/95        Rent                                    2,000.00                                16,840.00
11/06/95        Sales Tax                                 120.00                                16,960.00

12/01/95        Rent                                    2,000.00                                18,960.00
12/01/95        Sales Tax                                 120.00                                19,080.00

01/01/96        Rent                                    2,000.00                                21,080.00
01/01/96        Sales Tax                                 120.00                                21,200.00


                                TENANT DIRECTORY                       03/22/96


QTY #  UNIT #    TENANT  TENANT NAME                     PAST DUE   RENT     AMT PAID   STATUS  TELE# (H)  TELE# (O)     DATE
- -----  ------    ------  -----------------------------   --------  ------    --------   -----   ---------  ---------     -----
  BV     101       FORT  FORT LAUDERDALE COLLEGE         12213.42  38382.00  43789.00  Occupant  568-1600  601-864-6096
  BV     102    BARNETT  BARNETT BANK                     -249.13  10710.34    249.12  Occupant  537-3965
  BV     103      SOUTH  SOUTHLAND CORPORATION             659.42   7000.00   7420.00  Occupant  563-4019
  BV     104     ALLSTA  ALLSTATE INSURANCE                  -.04   1883.00   1996.00  Occupant  565-3100
  BV     105     BLIMPI  BLIMPIE SUBS                     1855.00   1750.00   1933.00  Occupant  537-3388  BOB & WENDY
  BV     317     MERLEX  MERLEX GROUP                                325.00    344.50  Occupant  566-9201
  BV     318     THOMPS  DICK THOMPSON                     212.00    200.00            Occupant  561-3511
  BV     320     CHARLE  CHARLES SCHWEITZER CPA                      870.00    965.71  Occupant  568-2211
  BV     321     JENSEN  DAVID JENSEN P.A.                   -.08    282.00            Occupant  563-7300  537-2088
  BV     323      WATER  FLORIDA WATER INC.                115.49   2309.67   2448.25  Occupant  566-4995
  BV     325        AIM  AIM BROADCASTING                 3348.80    455.00            Occupant  568-2211
  BV     330        GKI  GKI SOUNDBOUND                     79.52   1591.00   1686.49  Occupant  565-9999
  BV     400     VACANT  VACANT                                                        Vacant
  BV     420     FLORID  FLORIDA GROWTH FUND/DEVTECH      21200.00  2000.00            Occupant  563-3779
  BV     422     MCDONA  ED MCDONALD                          -.43   510.00            Occupant  565-2767
  BV     424      ISLEY  ISLEY & DEREUIL, P.A.                      2119.00   2246.14  Occupant  564-7524
  BV     426       HULL  FLOYD HULL, P.A.                   549.08   518.00            Vacant    566-4395                12/31/95
  BV     428     LIBERT  FIRST LIBERTY BULLION & COI                1021.00            Past
  BV     428      PLATT  CORDELIA & THOMAS PLATT JR.                1021.00   3246.78  Future                            04/01/96
  BV     430     AVITEC  AVITECH LIMITED                            1015.00   1075.90  Occupant                          06/08/96
  BV     430     ARTPRO  ART PROMOTION LTD                          1015.00            Vacant
  BV     517     VENDIN  VENDING CONCEPTS UNLIMITED                  562.50   2288.75  Occupant                          07/03/96
  BV     517     AMERIC  AMERICAN PRESTIGE GROUP                     540.00            Vacant    563-7882                08/31/95
  BV     518     CASORI  CASORIA & GOFF, P.A.                 -.35   200.00    212.35  Occupant
  BV     519     HASTIN  THE HASTINGS GROUP                   -.28  1162.00            Occupant                          04/29/96
  BV     520     READER  READER PUBLICATIONS                        1023.00            Past                              08/20/95
  BV     520     HASTI2  THE HASTINGS GROUP                                            Future
  BV     521     GALVES  GALVESTON MARKETING SERVICE                 450.00            Occupant
  BV     521      EXXON  EXXON                                                         Past
  BV     522     HAYESD  JANE C. HAYES, CPA                         1800.00   1908.00  Occupant  564-1981
  BV     526     PUERTO  PUERTO RICO MARITIME SHIPPI                 645.00            Past                              09/30/95
  BV     528     WORLDN  WORLDNET SOFTWARE COMPANY           -2.28  1412.00   1496.72  Occupant  564-7696
  BV     530     UNITED  UNITED CHARTERS                             427.90            Past      565-1305  Daniel
  BV     530       BUSH  R. DREW BUSH                                460.00    963.50  Future                            04/01/96
  BV     532     PIENVI  P.I. ENVIRONMENTAL                          450.00   1381.00  Occupant                          06/13/96
  BV     532     MCROBE  HELENE MC ROBERTS                  418.70   427.91            Past      568-5848                09/30/95
  BV     534     FLRESI  FLORIDA RESIDENTIAL MORTGAG                 645.00    683.70  Occupant
  BV     534     HOLLIS  HOLLISTIC HEALTH INSTITUTE                                    Vacant    763-8929                08/01/95
  BV     600       GOFF  CASORIA & GOFF                       -.35  2333.00   2472.98  Occupant  564-4600
  BV     605     HUGHES  HUGHES BEESON CONSTRUCTION        5353.00  2525.00            Occupant
  BV     606      DOLAN  JAMES V. DOLAN, P.A. / NID        1137.75  1025.00            Occupant  563-3720
  BV     610     BEESON  HUGHES BEESON CONSTRUCTION                  758.00            Past                              11/30/96
                                                          -------- --------  --------
                                                          46889.24 91823.32  79307.89


                          FLORIDA GROWTH CAPITAL, INC.

                           JUPITER MARINE NOTEPAYABLE

                                                       REPORT DATE:  03/22/96

                FACE VALUE         $191,962.00

                INTEREST RATE      12.00%

                DUE DATE:          12/31/96

                DEFAULT INTEREST   18.00%

(Caption>
                                                     PRINCIPAL     INTEREST
   DATE        TRANSACTION                            AMOUNT        AMOUNT         BALANCE
   ----        -----------                         ------------    --------       ------------
01/01/95  RECORD PROMISSORY NOTE                    $144,686.00                     144,686.00
          MONTHLY FEE & INTEREST-CURRENT MONTH        10,416.60     1,551.03        156,653.63
02/01/95  MONTHLY FEE & INTEREST-CURRENT MONTH        10,416.60     1,655.19        168,725.42
03/01/95  MONTHLY FEE & INTEREST-CURRENT MONTH        10,416.60     1,759.36        180,901.38
04/01/95  MONTHLY FEE & INTEREST-CURRENT MONTH        10,416.60     1,863.52        193,181.50
05/01/95  MONTHLY FEE                                 10,416.60                     203,598.10
          PAYMENT & MONTHLY INTEREST                  (4,807.00)    1,919.62        200,710.72
06/01/95  MONTHLY INTEREST CURRENT MONTH                            1,919.62        202,630.34
07/01/95  MONTHLY INTEREST CURRENT MONTH                            1,919.62        204,549.96
08/01/95  MONTHLY INTEREST CURRENT MONTH                            1,919.62        206,469.58
09/01/95  MONTHLY INTEREST CURRENT MONTH                            1,919.62        208,389.20
10/01/95  MONTHLY INTEREST CURRENT MONTH                            1,919.62        210,308.82
11/01/95  MONTHLY INTEREST CURRENT MONTH                            1,919.62        212,228.44
12/01/95  MONTHLY INTEREST CURRENT MONTH                            1,919.62        214,148.06
01/01/96  MONTHLY INTEREST CURRENT MONTH                            1,919.62        216,067.68
02/01/96  MONTHLY INTEREST CURRENT MONTH                            1,919.62        217,987.30
                                                                                    217,987.30

                                                     ----------    ---------       -----------
                                        TOTAL        191,962.00    26,025.30       $217,987.30


                          FLORIDA GROWTH CAPITAL, INC.

                       NOTEPAYABLE TO SUNSET VILLAS, INC.

                                                        REPORT DATE:   3/25/96

        FACE VALUE:      $192,942.40

        INTEREST RATE:   12.00%

        DUE DATE:        02/29/96

        DEFAULT INTEREST

                                                         PRINCIPAL        INTEREST
   DATE                 TRANSACTION                       AMOUNT           AMOUNT         BALANCE
   ----                 -----------                      ---------        --------        -------
06/01/95        ADVANCE TO SUNSET VILLAS (12% INT)      ($30,000.00)     (2,692.60)      (32,692.60)
09/30/95        LOAN FROM SUNSET                           6,000.00         299.83       (26,392.77)
10/05/95        LOAN FROM SUNSET                         215,000.00      10,390.68       198,997.91
10/13/95        LOAN FROM SUNSET                          20,000.00         913.97       219,911.88
11/16/95        LOAN FROM SUNSET                           6,000.00         207.12       226,119.01
12/12/95        EXPENSES PAID TO HAWKS CAY FOR SSV       (14,621.31)       (379.75)      211,117.94
                LESS: A/P ASSUMED BY DEV-TECH                                            211,117.94
                  COOPERS & LYBRAND                       (2,895.00)                     208,222.94
                  EDWARDS & ANGEL                         (5,843.56)                     202,379.38
                  EDWARDS & ANGEL                           (697.73)                     201,681.65
                                                                                         201,681.65
                                                                                         201,681.65
                                                                                         201,681.65
                                                                                         201,681.65
                                                                                         201,681.65
                                                                                         201,681.65

                                BALANCE @ 2/29/96       -----------      ---------      -----------
                                                         192,942.40       8,739.25      $201,681.65



                        General Ledger -- NATURE POINTE               03/22/96
                               -  February, 1996



ACCT PPTY #   DESCRIPTION                     TRAN #     REFERENC     DEBIT     CREDIT       BALANCE         REMARKS
- -----------------------------------------------------------------------------------------------------------------------------------
750          MTG PAYABLE-BUSH -SV     CREDIT                                                       0.00   ---BALANCE FORWARD---
         NP  10/09/95  09/95                  GJ-1622    AJE-I                  85,321.50     85,321.50   RECORD BALANCES @ 3/31/95
         NP  10/13/95  09/95                  GJ-1647    AJE-2                  14,678.50    100,000.00   RECORD AJE-2 10 Q-RECORD
                                                                                             100,000.00   ---ENDING BALANCE---
                                                                     -------    ---------
             TOTAL DEBITS-
             TOTAL CREDITS-                                                    100,000.00

                                 VENDOR LEDGER
                                 -------------

TRAN    REFERENCE  DATED     POSTED   VENDOR    VENDOR NAME        AMOUNT          ACCOUNT NAME             REMARKS
NUM                                   PPTY #    PROPERTY ADDRESS
- ----    ---------  ----------------   ------    ----------------   -----------     --------------------     -----------------------


                                        JM JUPITER MARINE.
                                      ----------------------
3048    11/30/95                        JM JUPITER MARINE               510.23      MOBIL PHONE-HEATON      Expenses balance from
                                                                                                              6000
                                                                      3,527.90      JUPITER MARINE EXP      loan to SV
3115    12/31/95                        JM JUPITER MARINE             4,206.14      JUPITER MARINE EXP      Expenses thru 12/31/95
3116    12/31/96                        JM JUPITER MARINE             4,148.91      JUPITER MARINE EXP      Expenses thru 11/30/95
3124    1514       02/09/96  02/96      DT DEV - TECH CORP            2,769.23      CONSULTING FEE-JUP      FEE W/E 2/9/96
3125    1524       02/16/96  02/96      DT DEV - TECH CORP            2,769.23      CONSULTING FEE-JUP      FEE W/E 2/16/96
3126    1527       02/23/96  02/96      DT DEV - TECH CORP            2,769.23      CONSULTING FEE-JUP      FEE W/E 2/23/96
3276                                    DT DEV - TECH CORP            2,215.38      CONSULTING FEE-JUP      FINAL FEES - 2/29/96
3354                                    DT DEV - TECH CORP           -5,500.00      A/R JUPITER MARINE      CASH DUE FROM BV-TAPLIN
                                                                                                            MTGE NOT FORWARDED
3355                                    SUN SUN CAPITAL INCORPORATED  5,000.00      FURNITURE & EQUIPM      REFUND SUN CAP. DEPOSIT
                                                                                                            PAID BY JUPITER MARINE

                                                                     ---------

                                                                     22,416.25

                                                                     ---------
                                      TOTAL PAYABLES                 22,416.25
                                      TOTAL UNPAID BILLS             14,108.56**
                                      Past Due - over 90 days         4,038.13
                                      Past Due - 60 to 90 days        4,206.14
                                      Past Due - 30 to 60 days            0.00
                                      Past Due - 1 to 30 days             0.00
                                      Payables - 0 to 30 days         1,715.38
                                      Payables - 30 to 60 days            0.00
                                      Payables - 60 to 90 days            0.00
                                      Payables - over 90 days         4,148.91


*  = Unpaid
** = Agreed amount settled at $21,048

3/25/96


/s/ H. Kosher
- ---------------------------------
    H. Kosher

                          FLORIDA GROWTH CAPITAL, INC.

                             GERALD GOULD PAYABLES

                                                REPORT DATE:    03/22/96

                FACE VALUE:         $38,462.00

                INTEREST RATE:      8.50%

                DUE DATE:           12/31/95

                DEFAULT INTEREST    18.00%

                                                         PRINCIPAL       INTEREST
 DATE           TRANSACTION                               AMOUNT          AMOUNT          BALANCE
06/01/95    RECORD PROMISSORY NOTE                    $38,462.00                  38,462.00
07/01/95    MONTHLY INTEREST @ 6.5%                                    208.34     38,670.34
08/01/95    MONTHLY INTEREST @ 6.5%                                    208.34     38,878.67
09/01/95    MONTHLY INTEREST @ 6.5%                                    208.34     39,087.01
10/01/95    MONTHLY INTEREST @ 6.5%                                    208.34     39,295.34
11/01/95    MONTHLY INTEREST @ 6.5%                                    208.34     39,503.68
12/01/95    MONTHLY INTEREST @ 6.5%                                    208.34     39,712.02
01/01/96    MONTHLY INTEREST @ 6.5%                                    208.34     39,920.35
01/31/96    MONTHLY INTEREST @ DEFAULT RATE: 18%                       587.99     40,508.35
02/29/96    MONTHLY INTEREST @ DEFAULT RATE: 18%                       550.06     41,058.40
                                                      ----------     --------    ----------
                    TOTAL - NOTE 1                     38,462.00     2,596.40    $41,058.40


                FACE VALUE:         $22,500.00

                INTEREST RATE:      6.50%

                DUE DATE:           12/31/95

                DEFAULT INTEREST    18.00%


                                                         PRINCIPAL       INTEREST
 DATE           TRANSACTION                               AMOUNT          AMOUNT          BALANCE
01/01/96    RECORD PROMISSORY NOTE                       $22,500.00                      22,500.00
01/31/96    MONTHLY INTEREST @ DEFAULT RATE: 18%                          343.97         22,843.97
02/29/96    MONTHLY INTEREST @ DEFAULT RATE: 18%                          321.78         23,165.75
                                                        -----------       ------        ----------
                    TOTAL - NOTE 2                        22,500.00       665.75        $23,165.75



                OTHER PAYABLES

            EXPENSES NOT REIMBURSED                                                       1,030.35
            FINAL CONSULTING FEE CHECK - THRU 2/29/96                                     1,292.31
                                                                                        ----------
                    TOTAL DUE @ 2/29/96                                                 $65,546.82
                                                                                        ==========

===================================================================================================

                                RECAP

                        NOTE PAYABLE - #1                                                38,462.00
                        NOTE PAYABLE - #2                                                22,500.00
                        INTEREST NOTE #1                                                  2,596.40
                        INTEREST NOTE #2                                                    665.75
                        UNREIMBURSED EXPENSES                                             1,030.35
                        CONSULTING FEE                                                    1,292.31
                                                                                        ----------
                                                                                        $66,546.82
                                                                                        ==========

                      General Ledger -- DEV - TECH CORP                 03/25/96
                               - February, 1996

ACCT   PPTY #   DESCRIPTION                     TRAN #  REFERENC     DEBIT       CREDIT         BALANCE    REMARKS
- ----   ------ -------------------------------  -------  --------  ----------   ---------     ----------  ---------------------------
1365          A/R AMERMALL              DEBIT                                                      0.00  ---BALANCE FORWARD---
          DT  10/06/95 09/95                   GJ-1547  JS-AJE-I   10,709.76                  10,709.76  RECORD BALANCES-3/31/95
          DT  10/06/95 09/95                   GJ-1547  JS-AJE-I   14,150.86                  24,860.62  RECORD BALANCES-3/31/95
          DT  10/16/95 09/95                   GJ-1659  JE -010                24,860.62           0.00  CORRECT SALE OF BTKW MTGES
          DT  11/01/95 11/95 CARL FERRIS       CD-2173  WIRE        3,394.52                   3,394.52  A/R AMERMALL
          DT  11/21/95 11/95 AMERMALL          CD-2263  1396       25,000.00                  28,394.52  LOAN TO AMERMALL
          DT  01/24/96 01/96 AMERMALL          CD-2933  1491       13,500.00                  41,894.52  loan to amermall
          DT  01/26/96 01/96 CARL FERRIS       CD-2934            100,000.00                 141,894.52  PYMT FOR AMERMALL
                                                                                             141,894.52  ---ENDING BALANCE---
                                                                                                   0.00  ---ENDING BALANCE---
1370          A/R - CENTERMALL          DEBIT                                                      0.00  ---BALANCE FORWARD---
          DT  05/18/95 05/95 CENTERMALL        CD-250   1006R      21,175.00                  21,175.00  Loan to Centermall
          DT  07/11/95 07/95 CASH              CD-755   1121       21,075.00                  42,250.00  Trammell Crow - commission
          DT  09/30/95 09/95                   GJ-1676             12,000.00                  54,250.00  TO CORRECT COMMISSION PD
          DT  10/24/95 10/95 TRAMMELL CROW     CD-1940  1339        9,125.00                  63,375.00  FINAL COMMISSION PAYMENT
          DT  11/22/95 11/95 CHARLES ALLEN &   CD-2276  1401        6,500.00                  69,875.00  Loan Proc Fees - Floriland
          DT  11/22/95 11/95 CHARLES ALLEN &   CD-2330  1401                    6,500.00      63,375.00  VOID CHECK tran# 2276
                                                                                              63,375.00  ---ENDING BALANCE---

1375          A/R-SUNSET VILLA PART.LT DEBIT                                                       0.00  ---BALANCE FORWARD---
          DT  08/02/95 08/95 POLYNESIAN VILLA  CD-955   1165          327.00                     327.00  MOTEL-RAY-SV PARTNERS INC.
          DT  09/30/95 09/95                   GJ-2551  DT-2                      327.00           0.00  ACC INT DON BROWN/AR SUNSE
                                                                                                   0.00 ---ENDING BALANCE---

1380          A/R - KLOHN               DEBIT                                                      0.00  ---BALANCE FORWARD---
          DT  06/20/95 06/95                   CR-519   06/20/96                7,682.06      (7,682.06) loan repayment Klohn
          DT  10/06/95 10/95                   GJ-1597  AJE 2-17   14,650.64                   6,968.58  RECORD AJE 10Q 2ND-95
          DT  09/30/95 09/95                   GJ-1725  js-4-995      209.06                   7,177.64  Record int. Income Klohn
                                                                                               7,177.64  ---ENDING BALANCE---

1385          A/R FLORILAND             DEBIT                                                      0.00  ---BALANCE FORWARD---
          DT  08/09/95 08/95 CASH              CD-1023  1191       30,000.00                  30,000.00  Sett. Agrmt 8/9/95 - Melvin
          DT  08/24/95 08/95 TRAMMELL CROW     CD-1123  1231       12,000.00                  42,000.00  COMMISSION - BARNETT LEASE
          DT  10/06/95 10/95                   GJ-1589  AJE 2-10   12,759.99                  54,759.99  RECORD AJE 10Q 2ND 95
          DT  09/30/95 09/95                   GJ-1676                         12,000.00      42,759.99  TO CORRECT COMMISSION PD
          DT  10/17/95 10/95 RICHARD J. REMIR  CD-1917  1311        2,753.46                  45,513.45  CONSULTING FEE
          DT  03/12/96 03/96                   GJ-3329            100,000.00                 145,513.45  RECORD PAYABLE TO BV/REC
          DT  03/25/96 03/96                   GJ-3357              2,500.00                 148,013.45  GARNER-WILKES LEGAL BILLS
                                                                                                         ---ENDING BALANCE---


                                                                  ----------   ---------
              TOTAL DEBITS-                                       411,830.29
              TOTAL CREDITS-                                                   51,369.68

                      General Ledger -- DEV - TECH CORP                 03/22/96
                               - February, 1996

ACCT   PPTY #   DESCRIPTION                     TRAN #  REFERENC     DEBIT       CREDIT         BALANCE    REMARKS
- ----   ------ -------------------------------  -------  --------  ----------   ---------     ----------  ---------------------------
850           DEPOSIT - S.V.L.P.        DEBIT                                                      0.00  ---BALANCE FORWARD---
          DT  10/06/95 09/95                   GJ-1606  AJE 2-23  387,673.86                 387,673.86  RECORD ELIM JE 10Q 2ND 95
          DT  10/09/95 09/95                   GJ-1609  AJE - I                387,673.86          0.00  RECORD AJE-I 10Q 2ND 95
          DT  09/30/95 09/95                   GJ-1726  js-5-995   75,000.00                  75,000.00  reocrd NP note D Brown ADV
                                                                                              75,000.00  ---ENDING BALANCE---

860           DEPOSIT - TARGET          DEBIT                                                      0.00  ---BALANCE FORWARD---
          DT  08/11/95 08/95 SMOOT ADAMS EDWA  CD-1034  wire      200,000.00                 200,000.00  Equity in Baileys
          DT  10/16/95 10/95                   CR-1907  10/16/95                83,640.75    116,359.25  REFUND FROM ESCROW SMOOT
          DT  10/24/95 10/95                   CR-1943  10/24/95                40,000.00     76,359.25  Repayment from escrow
          DT  11/17/95 11/95                   CR-2252  11/17/95                42,725.00     33,634.25  REFUND FROM ESCROW
          DT  11/30/95 11/95                   CR-2296                          33,634.15           .10  balance from escrow
                                                                                                    .10  ---ENDING BALANCE---

865           DEPOSIT - GOODLAND FISH   DEBIT                                                      0.00  ---BALANCE FORWARD---
          DT  07/24/95 07/95 THE EVANS GROUP   CD-836   1152        6,258.00                   6,258.00  GOODLAND FISH CAMP #12095
          DT  08/09/95 08/95 F.L.D. GROUP INC  CD-1022  1190        7,000.00                  13,258.00  GOODLAND PROJECT -ESCROW
          DT  09/12/95 09/95 HOLE, MONTES & AS CD-1381  1259        1,463.28                  14,721.28  ENGINNEER FEES - GOODLAND
                                                                                              14,721.28  ---ENDING BALANCE---


                                                                  ----------   ----------
              TOTAL DEBITS-                                       677,395.14
              TOTAL CREDITS-                                                   587,673.76

                               FGC PELICAN, INC.
                                 BALANCE SHEET
                                 AS AT 2/29/96
                                  (UNAUDITED)


                            ASSETS
NOTE RECEIVABLE - CS CORPORATION                                $100,000
MORTGAGE RECEIVABLE - CS CORPORATION                             800,000
ACCRUED INTEREST RECEIVABLE - CS CORP.                            19,025
DUE FROM AFFILIATES                                                  100

                                                                --------

                 TOTAL ASSETS                                   $919,125
                                                                ========


                           LIABILITIES

DEFERRED INCOME                                                 $100,000
MORTGAGE PAYABLE-GULF COAST NATIONAL                             800,000
ACCRUED INTEREST PAYABLE                                          16,307

                                                                --------

                 TOTAL LIABILITIES                               916,307


                      STOCKHOLDERS EQUITY

COMMON STOCK                                                         100
PAID IN CAPITAL
RETAINED EARNINGS
NET INCOME CURRENT PERIOD                                          2,718
                                                                --------
        TOTAL STOCKHOLDERS EQUITY                                  2,818

TOTAL LIABILITIES & STOCKHOLDERS EQUITY                         $919,125
                                                                ========

                               FGC PELICAN, INC.
                         STATEMENT OF INCOME & EXPENSES
                     FOR THE TWO MONTH PERIOD ENDED 2/29/96
                                  (UNAUDITED)



                INCOME


INTEREST AND OTHER INCOME                                       $19,025

                                                                -------
             TOTAL INCOME                                       $19,025


                EXPENSES


INTEREST                                                        $16,307


                                                                -------
             TOTAL EXPENSES                                     $16,307

                                                                -------
NET INCOME (LOSS)                                               $ 2,718
                                                                =======

                                FGC REALTY, INC.
                                 BALANCE SHEET
                                 AS AT 2/29/96
                                  (UNAUDITED)


                        ASSETS

CASH                                                         $   10.96
PROPERTY & EQUIPMENT - NET                                    1,348.00
DUE FROM SUNSET VILLAS L.P.                                     100.00
DUE FROM SUNSET VILLAS, INC.                                    100.00
                                                             ---------

                     TOTAL ASSETS                            $1,558.96
                                                             =========



                        LIABILITIES

ACCOUNTS PAYABLE                                             $7,624.67
NOTES PAYABLE - WILLIAM KLOHN                                 3,698.35
DUE TO ISLE OF CAPRI ASSOCIATES                              57,301.19
                                                             ---------

                     TOTAL LIABILITIES                       68,624.21




                        STOCKHOLDERS EQUITY

COMMON STOCK                                                    100.00
PAID IN CAPITAL
RETAINED EARNINGS                                           (47,235.90)
NET INCOME CURRENT PERIOD                                   (19,929.35)
                                                            ----------
                TOTAL STOCKHOLDERS EQUITY                   (67,065.25)

                                                            ----------
TOTAL LIABILITIES & STOCKHOLDERS EQUITY                     $ 1,558.96
                                                            ==========

                      F G C REALTY

                 ACCOUNTS PAYABLE                         AS AT
                                                         2/29/96
                                                         -------


        WILLIAM KLOHN                                     474.15
        JACK & JILL                                        48.85
        BRANCH POST OFFICE                                255.00
        FPL                                               114.11
        PITNEY BOWES                                       19.00
        GTE MOBILNET                                    2,758.29
        GRAT AMERICAN LEASING                             261.45
        UNIVERSAL ENGINEERING                           2,200.00
        MAIL STATION COURIER                               26.00
        LDDS COMMUNICATIONS                               870.42
        UNITED TELEPHONE                                  243.50
        FEDEX                                             158.90
        SPEEDY BLUE                                        54.80
        HAWKS CAY MARINA                                   17.79
        GUARDIAN                                          122.41
                                                        --------
                      TOTAL ACCOUNTS PAYABLE            7,624.67

                                FGC REALTY, INC.
                         STATEMENT OF INCOME & EXPENSES
                     FOR THE TWO MONTH PERIOD ENDED 2/29/96
                                  (UNAUDITED)




                      INCOME

INTEREST AND OTHER INCOME                       $ 1,963.01
                                                ----------
          TOTAL INCOME                            1,963.01


                     EXPENSES

GENERAL ADMINISTRATIVE                            6,668.75
PAYROLL                                          14,278.86
RENT                                                944.75
                                                ----------
          TOTAL EXPENSES                         21,892.36

                                                ----------
NET INCOME(LOSS)                               ($19,929.35)

                              SUNSET VILLAS, INC.
                                 BALANCE SHEET
                                 AS AT 2/29/96
                                  (UNADUITED)




                         ASSETS

CASH                                                    $    394.75
CAPITALIZED COSTS                                        346,325.43
DUE FROM DEV-TEC                                         201,681.65
                                                        -----------

                 TOTAL ASSETS                           $548,401.83
                                                        ===========


                      LIABILITIES


ACCOUNTS PAYABLE                                        $ 23,712.21
ACCRUED INTEREST                                          73,482.73
NOTES PAYABLE - RELATED PARTIES                          515,000.00
DUE TO SUNSET VILLAS                                         100.00
DUE TO FLORILAND MALL                                      8,517.92
                                                        -----------

                 TOTAL LIABILITIES                       620,812.86


                  STOCKHOLDERS EQUITY


COMMON STOCK                                                 100.00
PAID IN CAPITAL
RETAINED EARNINGS                                        (56,082.38)
NET INCOME CURRENT PERIOD                                (16,328.65)
                                                        -----------
         TOTAL STOCKHOLDERS EQUITY                       (72,311.03)


                                                        -----------
TOTAL LIABILITIES & STOCKHOLDERS EQUITY                 $548,501.83
                                                        ===========

                              SUNSET VILLAS, INC.
                         STATEMENT OF INCOME & EXPENSES
                     FOR THE TWO MONTH PERIOD ENDED 2/29/96
                                  (UNAUDITED)



                    INCOME

INTEREST AND OTHER INCOME                        $3,989.16

                                               -----------
          TOTAL INCOME                            3,989.16


                   EXPENSES

INTEREST EXPENSE                                 20,317.81
                                               -----------
          TOTAL EXPENSES                         20,317.81


NET INCOME(LOSS)                               ($16,328.65)
                                               ===========

             ACCOUNTS PAYABLE

WILLIAM KLOHN                                          1,050.71
J. STEPHEN CRAWFORD                                       85.57
HAWKS CAY RESORT                                      13,612.24
BACKUS TURNER                                          2,206.00
JERRY OUTDOOR ADVERTISING                              2,150.00
ACKERLY COMMUNICATION OF FLORIDA                       4,250.00
EVANS GROUP                                              272.89
WARNER PHOTOGRAPHY                                        84.80
                                                      ---------
          TOTAL ACCOUNTS PAYABLE      2105            23,712.21

                       General Ledger -- SUNSET VILLAS              03/25/96




ACCT PPTY #      DESCRIPTION                      TRAN #       REFERENC   DEBIT    CREDIT    BALANCE   REMARKS
- ---- ------      -----------                      --------     --------   -----    ------    -------   -------
4140            MANAGEMENT FEES                DEBIT                                          0.00  ---BALANCE FORWARD---

            SV  08/09/95  08/95  DEVTEC CORPORATI  CD-1153     1041R     34,500.00       34,500.00  Mgmt fee 6/95-8/95
            SV  09/19/95  09/95  DEVTEC CORPORATI  CD-1422     1060      11,500.00       46,000.00  SEPTEMBER MGMT FEE
                                                                                         46,000.00  ---ENDING BALANCE---
                SALARIES                       DEBIT
4230        SV  01/23/95  01/95  REID PARKER       CD-1120     1012R      1,250.00        1,250.00  SALES MANAGER SALARY
            SV  01/28/95  01/95  REID PARKER       CD-1128     1014R      1,250.00        2,500.00  SALARY
            SV  02/03/95  02/95  REID PARKER       CD-1131     1018R      1,250.00        3,750.00  salary
            SV  02/10/95  02/95  REID PARKER       CD-1132     1019R      1,250.00        5,000.00  salary
            SV  02/17/95  02/95  REID PARKER       CD-1133     1025R      1,250.00        6,250.00  salary
            SV  02/24/95  02/95  REID PARKER       CD-1135     1027R      1,250.00        7,500.00  salary
            SV  03/03/95  03/95  REID PARKER       CD-1141     1033R      1,250.00        8,750.00  salaries
            SV  03/17/95  03/95  REID PARKER       CD-1144     1036R      1,250.00       10,000.00  salary
            SV  03/17/95  03/95  REID PARKER       CD-1145     1037R      1,250.00       11,250.00  salary 3/10
            SV  03/24/95  03/95  REID PARKER       CD-1147     1039R      1,250.00       12,500.00  salary
                                                                                              0.00  --ENDING BALANCE--

5120            BANK CHARGES                   DEBIT                                          0.00  --BALANCE FORWARD--
            SV  01/01/95  01/95  BARNETT BANK      CD-1110     WIRER         41.51           41.51  CHECK ORDER
            SV  01/18/95  01/95  BARNETT BANK      CD-1115     WIRER         10.00           51.51  WIRE FEES
            SV  01/23/95  01/95  BARNETT BANK      CD-1121     wireR         15.00           66.51  BANK CHARGES
            SV  04/28/95  04/95  BARNETT BANK      CD-1149     feeR          13.00           79.51  bank charges april
            SV  05/31/95  05/95  BARNETT BANK      CD-1150     feeR          13.00           92.51  bank charges May
            SV  06/28/95  06/95  BARNETT BANK      CD-1151     feeR          13.00          105.51  bank charge June
            SV  07/28/95  07/95  BARNETT BANK      CD-1152     feeR          13.00          118.51  bank charges - July
            SV  01/24/95  01/95  BARNETT BANK      CD-1168     feeR          15.00          133.51  bank chg
            SV  08/07/95  08/95  BARNETT BANK      CD-1387     FEER          10.00          143.51  WIRE FEE
            SV  09/29/95  09/95  BARNETT BANK      CD-1557     chgs          15.00          158.51  bank charges -September
            SV  02/05/96  01/96                    GJ-2966                   13.00          171.51  1/96 SERVICE CHARGE-BARNETT
                                                                                             51.00  ---ENDING BALANCE---

5130            CONSULTING FEES                DEBIT                                          0.00  ---BALANCE FORWARD---
            SV  01/01/95  01/95  PHIL REID         CD-1119     1011R      1,923.24        1,923.24  CONSULTING
            SV  02/17/95  02/95  PHIL REID         CD-1127     1024R        961.17        2,884.41  CONSULTING
            SV  01/28/95  01/95  PHIL REID         CD-1129     1015R        961.67        3,846.08  CONSULTING
            SV  02/24/95  02/95  PHIL REID         CD-1136     1028R        961.17        4,807.25  Consulting
            SV  03/03/95  03/95  PHIL REID         CD-1140     1032R        961.17        5,768.42  Consulting
            SV  02/01/95  02/95  PHIL REID         CD-1166     1017R        961.17        6,729.59  Consultant
            SV  02/10/95  02/95  PHIL REID         CD-1167     1020R        961.17        7,690.76  Consultant
                                                                                              0.00  ---ENDING BALANCE---

5170            LEGAL FEES                     DEBIT                                          0.00  ---BALANCE FORWARD---
            SV  01/01/95  01/95 J. STEPHEN CRAWF   CD-1106     86R          497.50          497.50  legal fees
            SV  01/18/95  01/95 J. STEPHEN CRAWF   CD-1113     1005R      5,000.00        5,497.50  CONDO DOCS
            SV  08/09/95  08/95 DEVTEC CORPORATI   CD-1154     1042R     28,491.84       33,989.34  reimb for expenses paid by

ACCT   PPTY #   DESCRIPTION                     TRAN #  REFERENC     DEBIT       CREDIT         BALANCE    REMARKS
- ----   ------ -------------------------------  -------  --------  ----------   ---------     ----------  ---------------------------
          SV  08/10/95 08/95 EDWARDs & ANGELL  CD-1159  1047R       3,000.00                  36,989.34  legal fee
          SV  09/27/95 09/95 EDWARDs & ANGELL  CD-1270  1064          780.04                  37,769.38  LEGAL EXPENSES MAY
          SV  12/31/95 12/95                   GJ-2728             15,524.01                  53,293.39  To Adjust Accounts Payable
                                                                                              47,795.89  ---ENDING BALANCE---

5171          ACCOUNTING FEES-COOPERS   DEBIT                                                      0.00  ---BALANCE FORWARD---
          SV  09/30/95 09/95                   GJ-1739              2,895.00                   2,895.00  TO RECORD ACCOUNTS PAYABLE
          SV  12/31/95 12/95                   GJ 2725                          2,895.00           0.00  Reverse JE#1739 Correct
          SV  12/31/95 12/95                   GJ-2729              2,895.00                   2,895.00  To adjust accounts payable
                                                                                               2,895.00  ---ENDING BALANCE---

5173          PROFESSIONAL FEES-OTHER   DEBIT                                                      0.00  ---BALANCE FORWARD---
          SV  01/01/95 01/95 GBSH ARCHITECT    CD-1109  1002R       6,027.08                   6,027.08  PROFF FEES
          SV  01/19/95 01/95 THOMAS WIEMER, A  CD-1117  1009R       3,000.00                   9,027.08  REMODEL OFFICE
          SV  01/19/95 01/95 LEWIS ENVIRONMENT CD-1118  1010R         900.00                   9,927.08  PROFF FEES - SURVEY
          SV  02/27/95 02/95 THOMAS WIEMER, A  CD-1139  1031R         201.09                  10,128.17  proff fees
          SV  09/01/95 09/95 H. J. ROSS ASSOC  CD-1556  1055        1,088.24                  11,216.41  Engineer
          SV  11/01/95 11/95 H. J. ROSS ASSOC  CD-2112  1070          100.00                  11,316.41  SII-50210
          SV  12/30/95 12/95                   GJ-2713              5,325.79                  16,642.20  TO CORRECT ADV TO PROFF FE
                                                                                               6,514.03  ---ENDING BALANCE---

5175          LICENSES, PERMITS & FEES  DEBIT                                                      0.00  ---BALANCE FORWARD---
          SV  08/23/95 08/95 DEVTEC CORPORATI  CD-1157  1050R         200.00                     200.00  Corp renewal reimb & meals
                                                                                                 200.00  ---ENDING BALANCE---

5180          MEALS & ENTERTAINMENT     DEBIT                                                      0.00  ---BALANCE FORWARD---
          SV  01/19/95 01/95 HAWKS CAY RESORT  CD-1116  1007R       1,223.32                   1,223.32  MEALS & ROOM
          SV  08/23/95 08/95 DEVTEC CORPORATI  CD-1157  1050R          47.66                   1,270.98  Corp renewal reimb & meals
          SV  09/30/95 09/95                   GJ-1739              2,331.94                   3,602.92  TO RECORD ACCOUNTS PAYABLE
          SV  11/01/95 11/95 HAWKS CAY RESORT  CD-2063  1072        1,747.19                   5,350.11  MEALS/LODGING - KLOHN
          SV  11/01/95 11/95 HAWKS CAY RESORT  CD-2064  1075          584.75                   5,934.86  HEATON COMPANIES
          SV  11/01/95 11/95 HAWKS CAY RESORT  CD-2114  1074          159.78                   6,094.64  Reid Parker - August127337
          SV  12/31/95 12/95                   GJ-2725                          2,331.94       3,762.70  Reverse JE#1739 Correct
                                                                                               2,539.38  ---ENDING BALANCE---

5185          MISCELLANEOUS             DEBIT                                                      0.00  ---BALANCE FORWARD---
          SV  01/18/95 01/95 PHIL REID         CD-1114  1006R          26.61                      26.61  MISC RENDERINGS
          SV  02/10/95 02/95 PHIL REID         CD-1124  1021R         184.11                     210.72  MISC EXP REIMB
          SV  01/31/95 01/95 REID PARKER       CD-1130  1016R         243.63                     454.35  MISC EXP
          SV  02/17/95 02/95 REID PARKER       CD-1134  1026R         223.25                     677.60  misc expenses
          SV  02/24/95 02/95 REID PARKER       CD-1137  1029R         275.00                     952.60  misc exp
          SV  02/27/95 02/95 PHIL REID         CD-1138  1030R          66.48                   1,019.08  misc expenses
          SV  03/03/95 03/95 REID PARKER       CD-1142  1034R         274.62                   1,293.70  misc expense
          SV  03/20/95 03/95 REID PARKER       CD-1146  1038R          40.00                   1,333.70  misc expense
          SV  08/09/95 08/95 DEVTEC CORPORATI  CD-1154  1042R         700.00                   2,033.70  reimb for expenses paid by
          SV  08/25/95 08/95                   GJ-1169                            892.83       1,140.87  to increase cash because
          SV  08/08/95 08/95 DEVTEC CORPORATI  CD-1388  1042R                     600.00         540.87  TO CORRECT CK #1042
          SV  08/30/95 08/95                   GJ-1394                892.83                   1,433.70  to reverse adjustment

ACCT   PPTY #   DESCRIPTION                     TRAN #  REFERENC     DEBIT       CREDIT         BALANCE    REMARKS
- ----   ------ -------------------------------  -------  --------  ----------   ---------      ---------  ---------------------------
          SV  09/30/95 09/95                   GJ-1738                497.28                   1,930.98  RO RECORD ACCOUNTS PAYABLE
          SV  09/30/95 09/95                   GJ-1739                 85.57                   2,016.55  TO RECORD ACCOUNTS PAYABLE
          SV  11/01/95 11/95 ART DANNE         CD-2108  1073          248.64                   2,265.19  Reimb for expenses
          SV  12/31/95 12/95                   GJ-2724                             497.28      1,767.91  Reverse JE#1738/correct
          SV  12/31/95 12/95                   GJ-2725                              85.57      1,682.34  Reverse JE#1739 Correct
          SV  12/31/95 12/95                   GJ-2729                 85.57                   1,767.91 To adjust accounts payable
                                                                                                 434.21  ---ENDING BALANCE---

5190          OFFICE SUPPLY & PRINTING DEBIT                                                       0.00  ---BALANCE FORWARD---
          SV  12/31/95 12/95                   GJ-2729                 84.80                      84.80  To adjust accounts payable
                                                                                                  84.80 ---ENDING BALANCE---

5195          COPIER EXPENSE           DEBIT                                                       0.00  ---BALANCE FORWARD---
          SV  09/30/95 09/95                   GJ-1738                 37.97                      37.93  RO RECORD ACCOUNTS PAYABLE
          SV  12/31/95 12/95                   GJ-2724                              37.97          0.00  Reverse JE#1738/correct
                                                                                                   0.00  ---ENDING BALANCE---

5250          TELEPHONE                DEBIT                                                       0.00  ---BALANCE FORWARD---
          SV  01/23/95 01/95 BELL SOUTH        CD-1122  1013R         335.00                     335.00  PHONE DEPOSIT
          SV  03/07/95 03/95 BELL SOUTH        CD-1143  1035R         385.18                     720.18  telephone
          SV  03/24/95 03/95 BELL SOUTH        CD-1148  1040R          98.00                     818.18  telephone
          SV  08/23/95 08/95 A T & T           CD-1161  1051R          16.92                     835.10  telephone
                                                                                                  16.92  ---ENDING BALANCE---

5260          TRAVEL                   DEBIT                                                       0.00  ---BALANCE FORWARD---
          SV  08/23/95 08/95 WILLIAM S. WALLA  CD-908   1048R         194.58                     194.58  KLOHN - TRAVEL EXPENSE
                                                                                                 194.58  ---ENDING BALANCE---

5270          LOAN CLOSING COSTS       DEBIT                                                       0.00  ---BALANCE FORWARD---
          SV  09/30/95 09/95                   GH-2615  SV-1        6,164.00                   6,164.00  TO RECORD LOAN CLOSING COS
                                                                                               6,164.00  ---ENDING BALANCE---

5275          PENALTIES                DEBIT                                                       0.00  ---BALANCE FORWARD---
          SV  12/31/95 12/95                   GJ-2729                 37.97                      37.97  To adjust accounts payable
                                                                                                  37.97  ---ENDING BALANCE---

5410          ADVERTISING - PRINT      DEBIT                                                       0.00  ---BALANCE FORWARD---
          SV  08/23/95 08/95 BACKUS TURNER IN  CD-914   1054R       2,451.79                   2,451.79  ADVERTISING MARCH & APRIL
          SV  01/01/95 01/95 THE EVANS GROUP   CD-1107  87R        10,600.00                  13,051.79  advertising
          SV  01/01/95 01/95 THE EVANS GROUP   CD-1108  88R         5,000.00                  18,051.79  ads
          SV  02/10/95 02/95 BACKUS TURNER IN  CD-1125  1022R       5,000.00                  23,051.79  ADS
          SV  02/10/95 02/95 THE EVANS GROUP   CD-1126  1023R      10,600.00                  33,651.79  ADS
          SV  08/23/95 08/95 F.G.C. REALTY IN  CD-1160  1049R      10,314.00                  43,965.79  reimb for ads paid to
          SV  08/23/95 08/95 HAWKS CAY RESORT  CD-1162  1052          235.94                  44,201.73  for gift certs
          SV  08/23/95 08/95 THE EVANS GROUP   CD-1163  1053R         354.46                  44,556.19  Advertising
          SV  09/07/95 09/95 ACKERLEY COMM. O  CD-1265  1056        2,125.00                  46,681.19  ADVERTISING - BILLBOARD
          SV  09/07/95 09/95 ACKERLEY COMM. O  CD-1265  1056        2,125.00                  48,806.19  ADVERTISING - BILLBOARD
          SV  09/07/95 09/95 ACKERLEY COMM. O  CD-1266  1056        2,125.00                  50,931.19  ADVERTISING - JUNE 95


ACCT PPTY #  DESCRIPTION                     TRAN #     REFERENC  DEBIT        CREDIT      BALANCE    REMARKS
- -----------------------------------------------------------------------------------------------------------------------------------
       SV    09/15/95 09/95 JERRY OUTDOOR AD CD-1271     1058       1,075.00               52,006.19  ADVERTISING - BILLBOARD
       SV    09/15/95 09/95 JERRY OUTDOOR AD CD-1350     1058       1,075.00               53,081.19  AUGUST & SEPTEMBER ADS
       SV    09/15/95 09/95 JERRY OUTDOOR AD CD-1350     1058       1,075.00               54,156.19  AUGUST & SEPTEMBER ADS
       SV    09/07/95 09/95 ACKERLEY COMM. O CD-1372     1056       2,125.00               56,281.19  Advertising August 95
       SV    09/08/95 09/95 BACKUS TURNER IN CD-1375     1057       2,757.40               59,038.59  Advertising comm/Ackerley
       SV    09/15/95 09/95 BACKUS TURNER IN CD-1399     1059          15.75               59,054.34  ADVERTISING
       SV    09/15/95 09/95 BACKUS TURNER IN CD-1400     1059       2,380.28               61,434.62  ADVERTISING - 11251
       SV    09/25/95 09/95 ACKERLEY COMM O. CD-1403     1062       2,125.00               63,559.62  ADVERTISING - SEPTEMBER
       SV    09/25/95 09/95 THE EVANS GROUP  CD-1417     1063       4,575.00               68,134.62  PROJECT #25794-1
       SV    09/23/95 09/95 THE EVANS GROUP  CD-1446     1063         309.60               68,444.22  INVOICE #18221
       SV    09/25/95 09/95 THE EVANS GROUP  CD-1447     1063          86.25               68,530.47  18316
       SV    11/01/95 11/95 ACKERLEY COMM. O CD-2122     1076       2,125.00               70,655.47  INVOICE #300-38152
       SV    11/01/95 11/95 JERRY OUTDOOR AD CD-2123     1077       1,075.00               71,730.47  OCTOBER ADV
       SV    11/01/95 11/95 BACKUS TURNER IN CD-2144     1071       1,087.19               72,817.66  ADVERTISING MARCH/APRIL
       SV    12/30/95 12/95                  GJ-2713                             354.94    72,462.72  TO CORRECT ADV TO PROFF FE
       SV    12/30/95 12/95                  GJ-2713                           4,575.00    67,887.72  TO CORRECT ADV TO PROFF FE
       SV    12/30/95 12/95                  GJ-2713                             309.60    67,578.12  TO CORRECT ADV TO PROFF FE
       SV    12/30/95 12/95                  GJ-2713                              86.25    67,491.87  TO CORRECT ADV TO PROFF FE
       SV    12/31/95 12/95                  GJ-2728                8,878.89               76,370.76  TO Adjust Accounts Payable
                                                                                                      ---ENDING BALANCE---


                                                                  ----------  ---------
              TOTAL DEBITS-                                       241,277.06
              TOTAL CREDITS-                                                  12,666.38



         46,000.00
         12,500.00
            171.51
          7,690.76
         53,293.39
         12,895.00
         16,642.20
          3,200.00
          3,762.70
          1,767.91
             84.80
            835.10
            194.58
          6,164.00
             37.97
         76,370.76
        228,610.68
            (13.00)
        228,597.68
        228,597.68
         30,000.00
         40,733.55
          8,517.92
         25,000.00
         12,000.00
         12,000.00
        356,849.15
        ==========
        (10,532.72)
        ----------
       $346,325.43
       ===========


- --------------------------
Legal Bills. E+A Paid by D.T.
Payment/A/P. Hank ? Invested
Paid by Floriland
Klohn - ?????
R. Parham Salary Payments
Klohn ? ? Transactions

                                VENDOR LEDGER                        03/25/96





TRAN                                      VENDOR   VENDOR NAME
NUM    REFERENCE   DATED       POSTED     PPTY #   PROPERTY ADDRESS           AMOUNT     ACCOUNT NAME        REMARKS
- ---    ---------   -----       ------     ------   ----------------           ------     ------------        -------




                                        HC HAWKS CAY INVESTORS LIMIT
                                        -- -------------------------
853    1161        07/27/95     07/95   DT DEV - TECH CORP                    12,500.00  EQUITY - SUNSET/HA  50% Investment Expenses
2626   1434        12/12/95     12/95   DT DEV - TECH CORP                    14,621.31  INTERCOMPANY-SUNSE  EXPENSES ON HAWKS CAY
3025   11/21/95                         SV SUNSET VILLAS                       7,762.00  EQUITY - SUNSET/HA  50% EXPENSE
3062   12/19/95                         SV SUNSET VILLAS                       2,616.69  EQUITY - SUNSET/HA  50% EXPENSES/Investment
3063   12/19/95                         SV SUNSET VILLAS                       3,233.55  EQUITY - SUNSET/HA  100% EXPENSES
                                                                              ---------
                                                                              40,733.55
                                                                              ---------
                                           TOTAL PAYABLES                     40,733.55
                                           TOTAL UNPAID BILLS                 13,612.24
                                           Past Due - over 90 days            13,612.24
                                           Past Due - 60 to 90 days                0.00
                                           Past Due - 30 to 60 days                0.00
                                           Past Due - 1 to 30 days                 0.00

